UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
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WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
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Wabtec CORPORATION

2026 Proxy Statement

2029
EVIDENT
www.sbb.ch

 Letter from the Chair

Dear Stockholder:
We invite you to attend the 2026 annual meeting of stockholders of Westinghouse Air Brake Technologies Corporation, doing business as Wabtec Corporation, on May 12, 2026, at 12 p.m. Eastern Time. The meeting will be held virtually via live audio webcast at www.virtualshareholdermeeting.com/WAB2026.
You may attend and participate in the Annual Meeting online by visiting www.virtualshareholdermeeting.com/WAB2026, where you will be able to vote electronically and submit questions. To join the meeting, please use the 16-digit control number included on your proxy card.
For more than 155 years, Wabtec has been at the forefront of developing innovative technologies that continue to transform the global rail industry. Our unique portfolio addresses some of the world’s most critical challenges—enhancing efficiency, improving safety, and contributing positively to communities and the planet.
With 2025 behind us, I would like to take this opportunity to reflect on how the Wabtec Board of Directors has continued to work on your behalf. As stewards of your investment, the Board is responsible for understanding stockholder perspectives, overseeing material risks, and providing long-term guidance aligned with Wabtec’s strategic vision.
Your Board is composed of leaders with extensive experience in global corporate strategy, the rail industry, technology and innovation, risk management, corporate finance, and regulatory and compliance matters. Wabtec remains committed to maintaining a contemporary Board, with ongoing refreshment to ensure that our collective expertise aligns with the Company’s long-term growth opportunities, risk oversight, and value creation objectives. We believe diversity of experience and perspective supports effective decision-making and strengthens oversight of business strategy, innovation, and risk management.
Our Board also remains deeply committed to engaging directly with our stockholders. In 2025, representatives of Wabtec management conducted meetings focused on strategy, governance, sustainability, and social topics with stockholders representing 77% of shares outstanding. This ongoing engagement provides valuable perspective and helps strengthen the Company.
Wabtec continues to develop solutions and technologies that will drive the rail industry - and the broader transportation landscape - toward a more efficient, sustainable future. I have the utmost confidence in the direction of the Company and in the leadership team that will guide it forward. On behalf of the entire Board, I am encouraged by Wabtec’s progress and excited for what lies ahead.

This year’s Annual Meeting is particularly meaningful for me, as it will mark my final meeting as Chairman before I retire from the Board. It has been an honor to serve Wabtec and its stockholders, and I am deeply proud of the Company’s accomplishments and the strength of its leadership. I leave with full confidence that Wabtec is well positioned for continued success.
Whether or not you plan to attend the virtual Annual Meeting, please cast your vote by proxy over the Internet by following the instructions provided in the Notice, by telephone, or by requesting a paper proxy card to sign, date, and return by mail. Regardless of the method you choose, we encourage you to vote so that enough shares are represented to conduct the business of the Annual Meeting. Voting in advance does not affect your right to vote if you choose to attend the meeting virtually.
Sincerely yours,
Albert J. Neupaver
Chairman of the Board
March 31, 2026

Notice of 2026 Annual Meeting

WHEN: May 12, 2026 at 12 p.m. ET

WHERE: www.virtualshareholder meeting.com/WAB2026

How to Vote You may vote while attending the virtual meeting or by proxy. You will need the 16-digit number included in your proxy card, voting instruction form or notice.

BY INTERNET: www.proxyvote.com

BY PHONE: 1-800-690-6903

BY MAIL: completing, signing, dating and mailing a proxy card in the envelope provided

AT THE MEETING: You may vote while attending the virtual meeting or by proxy.

Please follow the instructions on your Notice. Please vote with respect to each Notice you receive. Your vote is very important.

Voting Items
Purpose		Board Recommendation	Page Reference

1	Elect three directors for a term of three years expiring in 2029	✓FOR	8

2	Approve an advisory (non-binding) resolution to approve the 2025 named executive officer compensation	✓FOR	34

3	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2026 fiscal year	✓FOR	66

Misc. Other Conduct other business if properly raised		NA	NA

Procedures
If you own stock directly, please vote by proxy over the Internet, by telephone or by requesting a proxy card.
If you own stock through a bank, stockbroker or trustee, please vote by following the instructions included in the material that you receive from your bank, stockbroker or trustee.
Only stockholders of record on March 16, 2026 receive notice of, and may vote at, the meeting.

How to Vote: Your vote is important. You may vote while attending the virtual meeting or by proxy. We recommend you vote by proxy even if you plan to attend the virtual meeting. You can change your vote at the virtual meeting if you are a stockholder whose shares are registered in your name. If you are a stockholder whose shares are registered in your name, you may vote your shares at the virtual meeting or by one of the three following methods:
Vote by Internet, by going to the website address www.proxyvote.com and following the instructions for Internet voting shown on the website.
Vote by Telephone, by dialing 1-800-690-6903 and following the instructions for telephone voting shown on the proxy card.
Vote by Proxy Card, by completing, signing, dating and mailing a proxy card in the envelope provided if you requested copies of these proxy materials.
If you vote by Internet or telephone, you do not need to request a proxy card.
Shares registered in your name are generally covered by one Notice. If you hold shares through someone else, such as a bank, stockbroker, or trustee, you will get a Notice from them asking you to vote. Please follow the instructions on their Notice. Please vote with respect to each Notice you receive.
David L. DeNinno
Executive Vice President, General Counsel and Secretary
March 31, 2026

YOUR VOTE IS IMPORTANT Please vote over the Internet, by telephone, by requesting a proxy card or vote while attending the Annual Meeting.

Company Overview
REVOLUTIONIZING THE WAY THE WORLD MOVES FOR FUTURE GENERATIONS
Wabtec is a global provider of value-added, technology-based locomotives, equipment, systems and services for the freight rail and passenger transit industries, as well as the mining, marine and industrial markets. Drawing on more than 155 years of experience, we are leading the way in safety, efficiency, reliability, innovation and productivity. Whether it’s freight, transit, ports, logistics, mining, industrial or marine, our expertise, technologies and people together – accelerate the future of transportation.

GLOBAL IMPACT

PRODUCTS THAT SPAN MORE THAN 100 COUNTRIES	$11.17B 2025 Revenues	~31K Global Employees	50+ Countries with Wabtec operations

FORTUNE 500 COMPANY	~24.6K Global locomotives in our installed base		7K+ Over 7,000 Patents

DRIVERS OF PORTFOLIO GROWTH

Accelerate innovation of scalable technologies	Grow and refresh expansive global installed base	Drive efficiencies through emerging technologies	Expand high-margin recurring revenue streams	Drive continuous operational improvement

2026 Proxy Statement	/	1

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Proxy Statement Summary
This proxy statement summary highlights certain information contained in this Proxy Statement. You should read the entire Proxy Statement and the 2025 Annual Report carefully before you vote.
Voting Roadmap
Stockholders will be asked to vote on the following matters at the 2026 Annual Meeting:

Proposals		Board Recommendation	Page

1	Elect three directors for a term of three years expiring in 2029	FOR Each Nominee	8
2	Advisory (Non-Binding) Resolution to Approve the 2025 Named Executive Officer Compensation	FOR	34
3	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2026 fiscal year	FOR	66
How to Vote
You may vote while attending the virtual meeting or by proxy. You will need the 16-digit number included in your proxy card, voting instruction form or notice.

BY INTERNET: www.proxyvote.com	BY PHONE: 1-800-690-6903	BY MAIL: completing, signing, dating and mailing a proxy card in the envelope provided	AT THE MEETING: You may vote while attending the virtual meeting or by proxy.
Please follow the instructions on your Notice. Please vote with respect to each Notice you receive. Your vote is very important.
Financial and Business Highlights for 2025

Sales	Operating Margin	Earnings per Share	Cash Flow from Operations

$11.17B	16.1% GAAP	$6.83 GAAP	$1.76B
Up 7.5% Year over Year	20.3% Adjusted[1]	$8.97 Adjusted[1]

(1)Please refer to the Appendix to this Proxy Statement for a description and reconciliation of these non-GAAP financial measures relative to reported GAAP financial measures.

2026 Proxy Statement	/	3

Proxy Statement Summary	Table of Contents

Proposal 1	Election of Three Directors ✓The Board recommends a vote FOR each director nominee.	See page 8
Wabtec Board of Directors at a Glance

		Name and Primary Occupation	Age	Director Since	Other Current Public Directorships	Committee Membership
						AC	CTMC	GC	RPPC
Nominees for Election	Term Expiring in 2026	Rafael Santana President and Chief Executive Officer, Wabtec	54	2019	1
		Lee C. Banks Retired, Vice Chairman and President, Parker Hannifin Corporation	63	2020	0		M	C
		Byron S. Foster* President and Chief Executive Officer Dana Incorporated	57	2021	0	M	M	M

Continuing Directors	Term Expiring in 2027	Linda A. Harty* Retired, Vice President, Finance and Treasurer, Medtronic plc	65	2016	2	C		M
		Brian P. Hehir* Retired, Vice Chairman, Investment Banking for Merrill Lynch	72	2007	0	M	M		M
		Beverley A. Babcock* Retired, Senior Vice President Finance & Administration and Controller, Imperial Oil	65	2022	1	M	M		C
	Term Expiring in 2028	Juan Perez Retired, Executive Vice President and Chief Information Officer, Salesforce	59	2025	2	M		M	M
		Ann R. Klee Retired, Executive Vice President, Suffolk Construction Company	64	2019	1		C		M
Retiring Director
		Albert J. Neupaver Retired, President and Chief Executive Officer, Wabtec	75	2006	1

	Independent Director	AC	Audit Committee
	Lead Independent Director	CTMC	Compensation and Talent Management Committee
*	Audit Committee Financial Expert	GC	Governance Committee
		RPPC	Risk and Public Policy Committee
		M	Member
		C	Chair

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Table of Contents	Proxy Statement Summary
Continuing Board Member Highlights

Highly Engaged Board
•All directors attended the 2025 Annual Meeting
•All directors attended at least 75% or more of the Board and Committee meetings in 2025
•Active strategy and risk oversight by the Board and Committees including: business and market risks, cybersecurity risks, human capital management, M&A and strategic transactions
Refreshment
•4 new directors appointed in the last 6 years
•More than one-third of our continuing directors will be women and more than one-third will be racially or ethnically diverse

Proposal 2	Advisory Vote to Approve Compensation of our Named Executive Officers ✓The Board recommends a vote FOR this proposal.	See page 34
Elements of 2025 Target Executive Compensation

	Performance Period	Performance Metrics Tied to Strategy
Base Salary	Annual	•Individual contribution to the business •Capabilities
Annual Cash Incentive	Annual	•Adjusted Earnings Per Share •Cash Conversion •Personal performance modifier (EBIT Margin %)
Long-Term Equity Incentives	Three years	•3-year average annual return on invested capital •3-year average cash from operating activities •Relative total stockholder return modifier

2026 Proxy Statement	/	5

Proxy Statement Summary	Table of Contents
CEO and Other NEO Pay

Proposal 3	Ratify Independent Registered Public Accounting Firm ✓The Board recommends a vote FOR this proposal.	See page 66
The Audit Committee recommends ratification of its appointment of Ernst & Young LLP as the independent registered public accounting firm to audit our financial statements as of and for the fiscal year ending December 31, 2026. Ernst & Young LLP served as the independent registered public accounting firm to audit our financial statements as of and for the fiscal year ended December 31, 2025 and has served as the Company’s independent registered public accounting firm since 2002. The Audit Committee and the Board of Directors believe that the continued retention of Ernst & Young LLP as the Company’s independent registered public accounting firm is in the best interests of the Company and its stakeholders.
Sustainability Highlights

2025 SUSTAINABILITY HIGHLIGHTS

Introduced EVO modernizations with EVO Advantage upgrades available, providing up to 7% improvement in fuel, enabled by Wabtec’s eTurbo exhaust‑energy recovery system	Delivered R255 hybrid battery-diesel work locomotives to New York’s Metropolitan Transit Authority, improving local air quality, particularly in subway tunnels	Achieved Wabtec’s 2030 safety goal of reducing our workplace illness and injury rate by 34% from the 2019 baseline and zero fatalities in 2025	Hosted a week-long science, technology, engineering, art, and math (STEAM) camp for sixth- and seventh-grade students at multiple Wabtec locations
Implemented our largest single greenhouse gas reduction project to date, reducing Wabtec’s total Scope 1 emissions by 6% through improved process heating efficiencies and a summer steam system shutdown at our Erie facility

Read more about our sustainability highlights in the Sustainability Highlights section on page 31.

6	/	2026 Proxy Statement

Table of Contents	Proxy Statement Summary
Corporate Governance Highlights

Board Oversight	Board Independence	Stockholder Rights
•Active strategy and risk oversight by full Board and committees including: business and market risks, human capital management, cybersecurity, M&A and strategic transactions
•The Board provides strong oversight of sustainability risks and opportunities
•Four members of the Audit Committee are deemed to be “audit committee financial experts”

•The Lead Independent Director plays a robust role. During 2025 the Board Chair presided over executive sessions of independent directors. Going forward, the Lead Independent Director will preside over executive sessions, will serve as a liaison between the Independent Directors and the CEO and will perform additional obligations identified in the Corporate Governance Guidelines
•Executive sessions of non-management directors at all regular Board meetings
•Audit Committee, Compensation and Talent Management Committee, Governance Committee and Risk and Public Policy Committee comprised solely of independent directors
•Board commitment to recruiting qualified, and experienced director candidates with a range of backgrounds and experience
•Bylaws provide a stockholder right to call special meetings •Majority voting for uncontested director elections •Proxy access for large, long-term stockholders •Year-round stockholder engagement

Executive Compensation		Other Governance Practices
•Robust stock ownership guidelines for officers and directors •Minimum vesting of 12 months for restricted stock •Policy against hedging or pledging of Wabtec shares by officers and directors
•Limits on outside directorships
•External Board evaluation
•Annual self-assessment
•Annual review and updates to Corporate Governance Guidelines
•All directors attended the 2025 Annual Meeting and 75% or more of the Board and Committee meetings in 2025
•Policy against using preferred shares for anti-takeover purposes

2026 Proxy Statement	/	7

Proposal 1	Election of Directors
Wabtec’s Board of Directors currently has nine members. The Board is divided into three classes whose terms of office end in successive years. Rafael Santana, Lee C. Banks and Byron S. Foster are incumbent directors whose terms of office are expiring and have been nominated to serve for new terms ending in 2029. Albert Neupaver is a current director who is retiring as a director. All nominations were made by the Governance Committee (the “Governance Committee”), as further described on page 20, and approved by the entire Board of Directors. The Governance Committee is engaged in an ongoing board refreshment process consistent with the process set forth in its charter.
Majority Voting for Directors and Vote Required
Under our amended and restated bylaws, each director is elected by the majority of the votes cast at the Annual Meeting in an uncontested election (i.e., an election where the number of nominees is not greater than the number of directors to be elected). For this purpose, a “majority of the votes cast” means that the number of shares voted “for” a director’s election exceeds 50 percent of the number of votes cast with respect to that director’s election. Votes “cast” exclude abstentions and broker non-votes. In a contested election (i.e., in the event the number of director nominees for election at a meeting of stockholders exceeds the number of directors to be elected at that meeting), each director to be so elected will be elected by a plurality of the votes cast. Each director nominee has agreed to provide a letter of resignation to the Board should such nominee fail to receive the required number of votes. The Board may accept such resignation at its discretion.
Your proxy will be voted “for” the election of these nominees unless you vote “against” a nominee or affirmatively abstain. If any nominee is unable or unwilling to stand for election, your proxy authorizes us to vote for a replacement nominee if the Board names one.
See the guidelines set forth on page 8 regarding the election of directors by the vote of the majority of the votes cast at the Annual Meeting.

✓	The Board recommends you vote FOR each of the following director nominees: Rafael Santana, Lee C. Banks and Byron S. Foster

8	/	2026 Proxy Statement

Our Continuing Directors
Board Skills and Qualifications

	Term Expires in 2026			Term Expires in 2027			Term Expires in 2028

Board Members

Public Company Leadership Experience Experience serving in senior leadership roles and/or on the Boards of significantly sized publicly traded companies; contributes to the Board’s understanding of operations and strategy and demonstrates leadership capability
	●	●	●	●		●	●	●
Risk Management Experience Experience identifying, managing, and mitigating significant business risks including cybersecurity and information technology	●	●	●	●	●	●	●	●

Industry Experience
Experience in understanding the issues which the Company faces in the principal industry in which it operates, including dynamics within the freight and transit rail sectors, key performance indicators, lean manufacturing, supply chains, sales and marketing, and the competitive environment
	●	●

Sustainability Experience
Experience in overseeing and addressing, sustainability and climate related risks and opportunities in order to support the Company’s efforts to meet its sustainability commitments to its employees, customers and communities
	●	●	●	●		●		●
Financial & Accounting Experience Experience in financial management, reporting and controls, capital allocation, capital structure, financial risks and strategy, and mergers and acquisitions	●	●	●	●	●	●	●	●
Human Capital Management Experience Supports oversight on matters such as succession planning, talent and leadership development, retention and compensation	●	●	●	●	●	●	●	●
Global Experience Experience conducting business around the world in a global economy	●	●	●	●	●	●	●	●
Technology & Innovation Experience Experience in engineering, research and development, product and process innovation, digitization and emerging technologies	●	●	●			●	●
Government, Regulatory & Compliance Experience Experience in public policy and regulatory matters, legal issues and compliance, corporate governance, and business ethics and integrity	●	●	●	●	●	●	●	●

2026 Proxy Statement	/	9

Our Board of Directors	Table of Contents
Biographies of our Directors
Director Nominees to Serve for Three-Year Term
The biographical information below highlights the specific experience, qualifications, attributes, and background that led the Board to conclude that each director nominee should serve on the Board. The Governance Committee and the Board also determined that each director nominee possesses certain intangible attributes and skills and is qualified to serve as a director.

Rafael Santana Age: 54 Director Since: 2019 CHIEF EXECUTIVE OFFICER Committees: None
Biographical Information
•President and Chief Executive Officer of Wabtec since July 2019.
•President and Chief Executive Officer of GE Transportation, a division of General Electric (GE) Company, from November 2017 to February 2019.
•Mr. Santana joined GE in 2000 and held a variety of global leadership roles in GE’s Transportation, Power, and Oil & Gas businesses.
Current Other Directorship
•Member of the Board of Directors of Travelers Insurance since January 2022.[1]
Specific Qualifications, Attributes, Skills and Experience
•25 years of global executive leadership experience in Fortune 300 companies.
•Extensive experience with international operations, product management, human capital management, commercial expertise, expertise regarding public company management, corporate governance, strategy and M&A.
•Deep understanding of the transportation and rail industry with more than 10 years of experience in the sector.

(1)Mr. Santana will not stand for re-election to the Board of Directors of the Travelers Companies, Inc. (“Travelers Insurance”) at Travelers Insurance’s 2026 Annual Meeting of Shareholders.

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Table of Contents	Our Board of Directors

Lee C. Banks Age: 63 Director Since: 2020 INDEPENDENT DIRECTOR Committees: Compensation and Talent Management Governance (Chair)
Biographical Information
•Vice Chairman and President of Parker-Hannifin Corporation (a motion and control technologies manufacturing company) from August 2021 through December 2023.
•President and Chief Operating Officer of Parker-Hannifin from February 2015 to August 2021.
•Executive Vice President and Operating Officer of Parker-Hannifin from 2008 to 2015 and Senior Vice President and Operating Officer of Parker-Hannifin from 2006 to 2008.
Past Other Directorships
•Member, Board of Directors of Parker Hannifin Corporation from 2015 to 2023.
•Board of Directors of Nordson Corporation (a precision technology and equipment manufacturing company) from 2010 to 2020.
Specific Qualifications, Attributes, Skills and Experience
•Senior Executive with extensive experience as President and Chief Operating Officer leading a Fortune 250 Company and expertise regarding public company management.
•Significant industrial executive management, human capital management and operational experiences in leading complex, multi-national manufacturing and operational footprints.
•Service on other public company boards.

Byron S. Foster Age: 57 Director Since: 2021 INDEPENDENT DIRECTOR Audit Committee Financial Expert Committees: Audit Compensation and Talent Management Governance
Biographical Information
•President and Chief Executive Officer of Dana Incorporated (a global leader in powertrain systems) effective July 1, 2026.
•President, Light Vehicle Drive Systems at Dana Incorporated from July 2021 to July 1, 2026.
•Senior Vice President and Chief Commercial, Marketing and Communications Officer of Dana Incorporated from February 2021 to July 2021.
•Chief Executive Officer of Shield T3 (a COVID-19 testing company) from June 2020 to February 2021.
•Executive Vice President of Adient PLC from 2016 to 2019.
•Prior to 2016, Mr. Foster served in various senior executive commercial and operational roles at Johnson Controls, Inc.
Specific Qualifications, Attributes, Skills and Experience
•Extensive human capital management, operational, supply chain, and commercial experience in the industrial sector.
•Experienced senior leader in global operations and commercial businesses focused on growth, profitability and technical innovation.

2026 Proxy Statement	/	11

Our Board of Directors	Table of Contents
Directors Continuing in Office
Five continuing directors are serving terms that end after the 2026 Annual Meeting. The biographical information below highlights the specific experience, qualifications, attributes, and background that led the Board to conclude that each director should serve on the Board. The Governance Committee and the Board also determined that each director possesses certain intangible attributes and skills and is qualified to serve as a director.
Continuing Directors with Three-Year Term Expiring in 2027

Linda A. Harty Age: 65 Director Since: 2016 LEAD INDEPENDENT DIRECTOR Audit Committee Financial Expert Committees: Audit (Chair) Governance
Biographical Information
•Vice President, Finance & Treasurer of Medtronic, plc, a global leader in medical technology services and solutions, from February 2010 to April 2017.
•Prior to 2010, Ms. Harty held executive and management positions with Cardinal Health, RTM Restaurant Group, BellSouth, ConAgra Foods and Kimberly-Clark.
Current Other Directorships
•Member of the Board of Directors of Parker-Hannifin Corporation since 2007 serving on the Audit Committee and as a member of the Corporate Governance Committee.
•Member of the Board of Directors of Chart Industries, Inc., since 2021, serving on the Nominations and Corporate Governance Committee (Chair), Audit Committee, and formerly on the Compensation Committee.
Past Other Directorships
•From 2017 until March 1, 2023, served as a member of the Board of Directors of Syneos Health and served on the Audit Committee and Compensation and Management Development Committee.
Specific Qualifications, Attributes, Skills and Experience
•Extensive financial expertise, particularly in the areas of treasury, tax, decision support and acquisitions in multiple complex and global industries.
•Service on other public company boards.
•Certified Public Accountant (inactive).

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Table of Contents	Our Board of Directors

Brian P. Hehir Age: 72 Director Since: 2007 INDEPENDENT DIRECTOR Audit Committee Financial Expert Committees: Audit Compensation and Talent Management Risk and Public Policy
Biographical Information
•Vice Chairman of Investment Banking for Merrill Lynch from 1999 to 2008.
•Former Chair of the Georgetown University School of Nursing and Health Studies Board of Visitors.
Past Other Directorships
•Former member of the Board of Directors of Catholic Health Services of Long Island.
Specific Qualifications, Attributes, Skills and Experience
•Extensive career in global financial markets with over 30 years of experience working in investment banking, financing, corporate advisory services and capital markets.
•Experience in risk management and regulatory oversight through his background in highly regulated industries.

Beverley A. Babcock Age: 65 Director Since: 2022 INDEPENDENT DIRECTOR Audit Committee Financial Expert Committees: Audit Compensation and Talent Management Risk and Public Policy (Chair)
Biographical Information
•Senior Vice President Finance & Administration and Controller, Imperial Oil from 2015 to 2018.
•Prior to 2015, Ms. Babcock held a variety of financial leadership executive roles at ExxonMobil including Assistant Controller and Vice President Financial Services.Experience in risk management and regulatory oversight through his background in highly regulated industries.
Current Other Directorships
•Member of the Board of Directors, Olin Corporation since 2019, serving on the Executive Committee and Audit Committee (Chair).
•Member of the Board of Directors, Forte Foundation since 2018.
Specific Qualifications, Attributes, Skills and Experience
•Extensive experience in senior finance and accounting leadership positions at complex and global companies of significant size.
•Senior financial executive with extensive experience in human capital management, strategy and policy in a significant Fortune 100 multi-national company.
•Service on other public company boards.
•Member, Good Standing of the Chartered Professional Accountants of Ontario and Canada.

2026 Proxy Statement	/	13

Our Board of Directors	Table of Contents
Continuing Directors with Three-Year Term Expiring in 2028

Juan Perez Age: 59 Director Since: 2025 INDEPENDENT DIRECTOR Committees: Audit Governance Risk and Public Policy
Biographical Information
•Executive Vice President and Chief Information Officer, Salesforce (a cloud-based software company), from 2022 to 2025. Mr. Perez continues in an advisory role with Salesforce.
•Prior to 2022, Mr. Perez spent 32 years at United Parcel Service, Inc. (a multinational shipping and receiving and supply chain management company) in a variety of leadership positions including Chief Information and Engineering Officer and Chief Information Officer.
Current Other Directorships
•Member, Board of Directors, CloudOne Digital - a OneEquity company (Private Equity).
•Member, Board of Directors, American International Group, Inc. (a multinational insurance corporation).
Past Other Directorships
•Member, Board of Directors, The Hershey Company (a confectionery company) from 2019 to 2025.
Specific Qualifications, Attributes, Skills and Experience
•Extensive experience in commercial, operational planning, logistics and technological expertise (including transformation and artificial intelligence).
•Significant experience in supply chain management, logistics, digital technology, information security, innovation and data analytics.
•Service on other public company boards.

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Table of Contents	Our Board of Directors

Ann R. Klee Age: 64 Director Since: 2019 INDEPENDENT DIRECTOR Committees: Compensation and Talent Management (Chair) Risk and Public Policy
Biographical Information
•Executive Vice President, Suffolk Construction Company (a vertically integrated construction company) from February 2020 to March 2021.
•Vice President, General Electric Company from 2008 to September 2019.
•Co-Chair of the Environmental and Natural Resources Group of Crowell & Moring LLP from September 2006 to January 2008.
•General Counsel of the U.S. Environmental Protection Agency from 2004 to 2006.
•Counselor and Special Assistant to the Secretary of the U.S. Department of the Interior from January 2001 to June 2004.
•Chief Counsel of the U.S. Senate Committee on Environment and Public Works from September 1997 to January 2001.
Current Other Directorships
•Member of the Board of Directors of Sotera Health Company since 2020 serving on the Nominating and Corporate Governance Committee (Chair) and Audit Committee.
•Member of the Board of Directors of Assent, Inc. (a technology company for supply chain compliance management) since November 2023.
•Chair of the Board of Directors of Center for Climate and Energy Solutions.
Specific Qualifications, Attributes, Skills and Experience
•Industry expert in the fields of environmental law and regulatory compliance, sustainability, and health and safety.
•Significant experience in the areas of risk management, corporate governance, and public policy.
•Service on other public company boards.

2026 Proxy Statement	/	15

Our Board of Directors	Table of Contents
Director Departing the Board
The biographical information below highlights Mr. Neupaver's specific experience, qualifications, attributes, and background that qualified Mr. Neupaver to serve on the Board. After years of accomplished leadership, Mr. Neupaver will retire in May 2026.

Albert J. Neupaver Age: 75 Director Since: 2006 INDEPENDENT DIRECTOR (as of June 2023) Chairman of the Board Committees: None
Biographical Information
•Chairman or Executive Chairman of the Board of Wabtec since May 2014.
•President and Chief Executive Officer of Wabtec from February 2006 until May 2014.
•President of the Electromechanical Group of AMETEK, Inc. from 1998 to February 2006.
Current Other Directorships
•Member of the Board of Directors of Koppers Holdings Inc. since 2009.
•Director of Carnegie Science Center, Executive Board Member of UPMC Children’s Hospital Foundation, Board Member of Heinz History Center, Member of the Board of Trustees of Carnegie Museums, Director of the Wabtec Foundation.
Past Other Directorships
•Member of Robbins & Myers, Inc. Board of Directors from January 2009 to February 2013.
•Member of Genesee & Wyoming Inc. Board of Directors from October 2015 to December 2019.
Specific Qualifications, Attributes, Skills and Experience
•Extensive experience as an officer and director of Wabtec with significant rail and transportation industry knowledge, expertise regarding public company management, corporate governance, human capital management, strategy and M&A.
•Led Wabtec to unprecedented growth throughout the business cycle during his tenure in executive leadership roles at the Company.
•Service on other public company boards.

16	/	2026 Proxy Statement

Table of Contents	Our Board of Directors
Director Nomination Process
Overview of Nomination Process
The Company’s Corporate Governance Guidelines provide that individuals are selected to join the Board based on their business or professional experience, personal characteristics, diversity of backgrounds and skillsets, and their array of talents and perspectives. The Board believes that diverse membership with varying perspectives and breadth of experience is an important Board attribute and will enhance the quality of the Board’s deliberations and decisions.

The Board has a comprehensive, ongoing director succession planning process designed to provide for a highly independent, well-qualified Board, with the experience and background to be effective and to provide strong oversight. The Board regularly evaluates the needs of the Company and adds new attributes, viewpoints and experiences to the Board, as necessary to best position the Company to navigate through a constantly changing business environment. The Governance Committee is responsible for leading the search for qualified people for the Board’s consideration for election as directors.
In considering director nominees, the Governance Committee conducts inquiries into the background and qualifications of possible candidates and actively recruits qualified individuals. The Governance Committee does not have specific minimum qualifications that must be met for a prospective director candidate to be nominated. In evaluating candidates for the Board, the Governance Committee considers the entirety of each candidate’s credentials.
The Company believes that diversity of backgrounds and skillsets is important at all levels of the Company, starting with the Board itself. Accordingly, the Governance Committee intends to recruit candidates with diverse backgrounds and skillsets as part of the search process, and to recommend candidates based on their business or professional experiences, the diversity of their backgrounds and their array of talents and perspectives. The Governance Committee does not have a specific diversity policy with respect to identifying director candidates. The Governance Committee also considers the candidate’s character, integrity, understanding of strategy and policy-setting, and reputation for working well with others.
In connection with this evaluation, the Governance Committee determines whether to interview the prospective nominee. After completing this evaluation and interview, the Governance Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the Governance Committee. If candidates are recommended to the Governance Committee by the Company’s stockholders, such candidates are evaluated using the same criteria. With respect to the nomination of continuing directors for re-election, the individual’s prior contributions to the Board are also considered.
The Governance Committee has considered and recommended to the Board that each of the nominees presented in this proxy statement has the qualities, skill sets and attributes that are important to an effective Board.
On an annual basis, the Governance Committee (i) assesses the effectiveness of its approach, (ii) reviews its charter and the Corporate Governance Guidelines and (iii) reviews the effectiveness of the Board and each Committee of the Board.

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Our Board of Directors	Table of Contents
Board Oversight
The Board’s overall diversity of backgrounds and experience is a significant consideration in the director nomination process. The continuing Directors and nominees range in age from 54 to 72. Three of our Directors have served on the Board for five years or less. The Company believes that differences in tenure also facilitate effective Board oversight. Directors with long tenures provide the Board with a deep knowledge of the Company and the industry, while newer directors provide fresh perspectives.

Board Changes since 2020	Skills of newly added Directors

4	GOVERNANCE AND SUSTAINABILITY
NEW DIRECTORS HAVE BEEN ADDED TO THE BOARD	PUBLIC COMPANY LEADERSHIP EXPERIENCE
4	FINANCIAL AND ACCOUNTING
DIRECTORS HAVE RETIRED OR DID NOT SEEK RE-ELECTION TO THE BOARD	TECHNOLOGY INNOVATION AND CYBERSECURITY

Director Independence
Our Corporate Governance Guidelines require a majority of the Board to be independent and set forth the Board’s current independence criteria. For a Director to be considered an “Independent Director”, the Board must annually determine that he or she has no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization which has such a relationship with the Company). The basis for the Company’s determination of independence is based on the applicable New York Stock Exchange (the “NYSE”) and rules of the U.S. Securities and Exchange Commission (the “SEC”). No Director is considered to be an Independent Director if he or she:
•has been employed by the Company or any of its subsidiaries in the last three years;
•has been affiliated with or employed by the Company’s independent accounting firm in the last three years;
•has in the last three years been part of an interlocking directorate in which an executive officer of the Company sits on the compensation committee of another company which concurrently employs the director;
•has in the last three years received more than $120,000 in direct compensation from the Company, other than director fees and deferred compensation, and with respect to Audit Committee members, accepted directly or indirectly any consulting, advisory, or other compensatory fee from the Company or any of its subsidiaries;
•is currently employed by a company that in any of the last three years has received payments from or made payments to the Company in an amount that exceeds the greater of $1 million and 2% of such other company’s gross revenue; or
•has an immediate family member who falls within any of the above categories, except that an immediate family member may be an employee of, but not a partner of, the Company’s independent accounting firm and not impair the Director’s independence if such immediate family member does not personally work on the Company’s audit.
The Board has reviewed the independence of its members considering these standards and any other commercial, legal, accounting and familial relationships between the directors and Wabtec and determined that all of its members were independent during 2025, with the exception of Mr. Santana due to his position as the Company’s Chief Executive Officer.
None of such Independent Directors has a material relationship with Wabtec and each such director meets the Board’s categorical independence standards and the independence requirements of the NYSE. The Board’s Audit Committee, Compensation and Talent Management Committee, Governance Committee and Risk and Public Policy Committee are composed entirely of directors who meet the independence requirements of the NYSE. Each member of the Audit Committee and the Compensation and Talent Management Committee also meets the additional independence standards for such committee members required by the SEC.

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Corporate Governance
Board Structure and Operations
Board Leadership Structure
The Board evaluates its leadership structure annually.
The Company currently has a non-executive, independent Chairman of the Board, a separate Chief Executive Officer, and a Lead Independent Director, currently Ms. Harty, who is elected from among the Independent Directors in their discretion.
Consistent with our director retirement policy, Mr. Neupaver, our Board Chair, will retire from the Board following the Annual Meeting. He has served on the Board since 2006 and as Chair since 2014. The Board intends to appoint Mr. Santana, our CEO, as Board Chair following Mr. Neupaver’s retirement.
All of the continuing members of the Board other than Mr. Santana are independent and their average tenure is under 7.5 years. The Board will elect a Lead Independent Director who will be tasked with, in general, fostering open communication among independent directors and serving as the principal point of contact between the Board and senior management.
The Board’s decision to combine the Chair and CEO roles was based upon four key factors:
•A combined Chair and CEO structure provides us leadership with clearer accountability to stockholders and other constituents.
•Having Mr. Santana serve as CEO and Chair allows him to more effectively execute our strategic initiatives.
•Mr. Santana is intimately involved in the direct oversight of our operations and, as such, is positioned to elevate the most critical issues to the Board.
•The combined role is both counterbalanced and enhanced by the effective oversight and independence of our Board and the independent leadership provided by our Lead Independent Director, independent committee chairs and other directors.
The Company intends to have its Corporate Governance Guidelines establish the following more specific responsibilities for the Lead Independent Director:
•Convening and presiding at meetings or executive sessions of the independent directors and communicating the results of such meetings to the Board Chair.
•Serving as the principal liaison between the Board and the Board Chair and other senior executives, recognizing that each director is free to communicate directly with the senior management.
•Approving all agendas and schedules for Board meetings.
•Presiding at Board meetings at which the Chair is not present.
•Discharging such other responsibilities as the independent directors may designate from time to time.
Executive Sessions
The independent directors hold regular executive sessions without management in order to assure open communication. During 2025 the Board Chair presided over the executive sessions. Going forward, the Board intends to have the Lead Independent Director preside over executive sessions.

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Corporate Governance	Table of Contents
Committees of the Board
The standing Board Committees that help the Board fulfill its duties include the Governance Committee, the Audit Committee, the Compensation and Talent Management Committee (the “Compensation Committee”), and the Risk and Public Policy Committee (the “Risk Committee”).
The Governance Committee

Committee Members:
A current copy of the charter is available on Wabtec’s website at: http://www.wabteccorp.com -> investor relations -> corporate governance Number of Meetings in 2025: 5
Lee C. Banks Chair	Byron S. Foster	Linda A. Harty	Juan Perez
The Governance Committee was established by the Board in order to provide focused, independent directorate oversight and input on (i) the Company’s corporate governance practices and (ii) candidates for election to the Board, consistent with criteria approved by the Board.
The specific responsibilities of the Governance Committee are to:
•define and articulate the Company’s overall corporate governance guidelines, structures and practices, including the practices of the Board;
•lead the search for qualified people for the Board’s consideration for election as directors;
•review and assess the independence of each director nominee at the time of initial election to the Board and at least annually thereafter;
•assess transactions, if any, in which directors or officers have interests that are in addition to or separate from the interest of stockholders generally (excluding compensation-related matters considered by the Compensation Committee) and the Company’s policies related to such transactions;
•review the Board committees and make recommendations concerning their composition not less frequently than annually;
•review and work with senior management in respect of stockholder engagement and communication, including stockholder proposals received from time to time;
•recommend a process for the Board and each committee’s annual self-evaluations, as well as director orientation and education practices;
•annually evaluate the performance of the Board as a whole and lead the Board’s review of management performance;
•oversee on behalf of the Board CEO succession planning and provide input to the Compensation Committee with respect to its annual CEO review; and
•review compliance with the Company’s code of business conduct, including alleged violations, and review in conjunction with the Risk Committee the Company’s compliance and risk management policies and procedures.
All of the members of the Governance Committee are independent, as independence for such members is defined in the listing standards of the NYSE and the rules of the SEC.

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Table of Contents	Corporate Governance
The Audit Committee

Committee Members:
A current copy of the charter is available on Wabtec’s website at: http://www.wabteccorp.com -> investor relations -> corporate governance Number of Meetings in 2025: 6
Linda A. Harty Chair	Beverley A. Babcock	Byron S. Foster	Brian P. Hehir	Juan Perez
The Audit Committee was established by the Board to provide focused, independent directorate oversight and input on (i) the Company’s accounting, control and audit systems, financial statements and financial and accounting elements of its public reporting, (ii) the Company’s independent accountant’s qualifications, independence, utilization and results of its audits and reviews and (iii) the Company’s internal audit function.
The specific responsibilities of the Audit Committee are to:
•review financial statements and SEC reports;
•review any significant changes in accounting principles and developments in accounting practices and the effects of such changes upon the Company’s financial reporting;
•review the independent accountant’s independence not less frequently than annually including any relationships or services that could be reasonably expected to impact its objectivity and independence, as well as the firm’s internal quality control procedures, any inquiry by regulatory authorities regarding independent accounting by the firm and the Company’s practices in respect of hiring former employees of the independent accountant;
•approve the independent accountant and all related compensation;
•annually review the audit and non-audit fees and services provided by the independent accountant;
•oversee the operation of the Company’s internal audit function and controls and procedures;
•review the scope of the internal audit plan for the current year and results of internal audits;
•review the Company’s critical accounting policies, the adequacy of the Company’s system of internal controls, and the responsiveness of management in correcting deficiencies, if any, whether identified in internal or external audits and policies regarding enterprise risk assessment and management;
•review candidates for hire as CFO, controller, and head of internal audit;
•review with the Company’s general counsel material legal and compliance matters, allegations of fraud or violations of the Company’s business conduct policies and any other material issues affecting the Company’s financial statements or public reports;
•oversees investigation of matters reported to the Company’s Speak Up! Wabtec hotline, or otherwise presented which relate to bribery, corruption, accounting irregularities, financial impropriety or fraud, are handled by the Company’s internal audit or legal compliance function, reporting to the Audit Committee;
•review reports from management on an annual or as-needed-basis; and
•review swaps and other derivative transactions.
The Audit Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and has the authority to engage independent counsel and other advisers, including accountants, as it determines necessary to carry out its duties.
The Audit Committee has established procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal controls or auditing matters and the confidential anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

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Corporate Governance	Table of Contents
All of the members of the Audit Committee are independent, as defined in the rules of the SEC and in the listing standards of the NYSE. The Board has determined that each of Ms. Babcock, Ms. Harty, Mr. Foster and Mr. Hehir qualifies as an “audit committee financial expert” as defined in the regulations of the SEC.
The Compensation and Talent Management Committee

Committee Members:
A current copy of the charter is available on Wabtec’s website at: http://www.wabteccorp.com -> investor relations -> corporate governance Number of Meetings in 2025: 7
Ann R. Klee, Chair	Beverley A. Babcock	Lee C. Banks	Byron S. Foster	Brian P. Hehir
The Compensation and Talent Management Committee was established by the Board in order to provide focused, independent directorate oversight and input on (i) executive compensation plans and programs generally, (ii) the annual compensation of the Company’s CEO and the annual compensation for the other executive officers of the Company, and (iii) the Company’s talent management policies and programs, including internal succession planning and matters relating to equal opportunity. The Committee will recommend the CEO’s compensation for consideration by the Board and will approve the compensation for other executive officers.
The specific responsibilities of the Compensation Committee are to:
•define the Company’s overall executive compensation philosophy and programs;
•review and approve the corporate goals and objectives relevant to CEO compensation, evaluate the CEO’s performance in light of those goals and objectives and, together with the other independent directors, determine and approve the CEO’s compensation and benefits based on this evaluation;
•review and approve compensation and benefits for the Company’s executive officers, including change of control and employment and severance agreements;
•assess the results of the most recent proxy advisory vote on executive compensation and any other feedback garnered through the Company’s ongoing stockholder outreach that may be in effect from time-to-time;
•review and discuss with management the Company’s Compensation Discussion and Analysis (CD&A), and recommend inclusion of the CD&A in the Company’s annual proxy statement or annual report on Form 10-K, prepare and include the Compensation Committee Report in the Company’s annual proxy statement or annual report on Form 10-K, and report to stockholders on executive compensation items as required by SEC rules;
•evaluate annually the compensation policies and programs for executive officers and other employees to monitor risk management and risk-taking incentives to determine whether any such policies or programs are reasonably likely to have a material adverse effect on the Company;
•monitor compliance with stock ownership guidelines;
•review the Company’s management resources programs and recommend qualified candidates for election as officers, including CEO and management succession generally; and
•oversee the implementation and administration of any clawback or recoupment policies.
All of the members of the Compensation Committee are independent, as independence for such members is defined in the rules of the SEC and the listing standards of the NYSE. The Governance Committee recommends the Compensation Committee members who are approved by the full Board of Directors.

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Table of Contents	Corporate Governance
In reviewing and approving compensation and benefits for the Company’s executive officers, the Committee considers information provided by the Chief Executive Officer and Chief Administrative Officer. This includes information on key employees, performance of individuals and the Company, relevant market and industry trends, succession planning, and other relevant data. The Compensation Committee also has retained Exequity as an external, independent compensation consultant to inform its deliberations, and additionally has the authority to retain other advisors and legal counsel as it deems necessary. The Committee has the sole authority to approve such consultants’ fees, which are payable by the Company. The Chief Executive Officer is not present during any discussions concerning his own compensation.
Compensation and Talent Management Committee Interlocks and Insider Participation
Wabtec had no interlocking relationships during 2025 in which (i) an executive officer of Wabtec served as a member of the compensation committee of another entity, one of whose executive officers served on the Compensation Committee of Wabtec; (ii) an executive officer of Wabtec served as a director of another entity, one of whose executive officers served on the Compensation Committee of Wabtec; or (iii) an executive officer of Wabtec served as a member of the compensation committee of another entity, one of whose executive officers served as a director of Wabtec. No member of the Compensation Committee was at any time during the 2025 fiscal year or at any other time an officer or employee of the Company.
The Risk and Public Policy Committee

Committee Members:
A current copy of the charter is available on Wabtec’s website at: http://www.wabteccorp.com -> investor relations -> corporate governance Number of Meetings in 2025: 3
Beverley A. Babcock Chair	Brian P. Hehir	Ann R. Klee	Juan Perez
The Risk Committee was established by the Board in order to provide independent directorate oversight of (i) enterprise risk, including the Company’s risk management framework, (ii) the Company’s compliance functions, including a designated segment of its hotline reporting function, and (iii) public policy and government relations matters.
The specific responsibilities of the Risk Committee are to:
•review the reports and information provided by management;
•oversee the Company’s compliance functions generally, including legal and regulatory requirements and corporate policies, except where specifically allocated to another Committee by law, Board action or corporate policy;
•oversee the Company’s Speak up! Wabtec hotline function with respect to matters that are not related to bribery, corruption, accounting irregularities, financial impropriety or fraud, with respect to which the Audit Committee has oversight responsibility;
•oversee the Company’s public policy matters, including policies, practices and strategies with respect to government relations, EHS matters, sustainability reporting, corporate social responsibility and trade association activities;
•review management’s enterprise risk management (“ERM”) program not less frequently than annually and evaluate specific risks as may be indicated by material developments.
All of the members of the Risk Committee are independent, as independence for such members is defined in the listing standards of the NYSE and the rules of the SEC.

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Corporate Governance	Table of Contents
Director Engagement
Meetings

Wabtec’s business is managed under the oversight of our Board which conducts business through meetings of its members and its Committees. The Board met seven times during 2025. It is the Company’s policy that all Directors attend the annual meeting of stockholders if reasonably possible. All of our then-sitting directors attended the 2025 annual meeting of stockholders. In addition, all directors attended more than 75% of all meetings of the Board and the Committees on which they served in 2025.

Board Education and Onboarding
The Company is committed to providing an initial orientation to Board service with the Company and continuing education covering such operational, financial and legal issues as may be appropriate given each Board member’s background, experience and education. Without limiting the foregoing, each Board member is encouraged to propose and attend at least one supplemental educational program per year as he or she thinks appropriate for him or herself. Directors also have regular access to senior management.
Board Evaluation Process
Through the oversight of the Governance Committee, the Board performs a self-evaluation of its performance at least annually to determine whether the Board and its Committees are functioning effectively and following the Company’s Corporate Governance Guidelines. Our Corporate Governance Guidelines also provide that an independent external consultant be engaged to provide an evaluation of the Board’s performance at least every three years. In 2025, the Board conducted assessments to review the effectiveness of the Board overall and the effectiveness of each committee.

	1	Develop Evaluation Form		2	Complete Evaluation Form		3	Review Feedback		4	Next Steps and Implementation
			▶			▶			▶
▲												▼

A formal self-evaluation questionnaire is administered to all members of the Board of Directors on an annual basis.
The chairs of each committee also develop an evaluation form for each committee to determine the effectiveness of each committee.
				Each member of the Board participates in the evaluation process of the full Board and each respective committee.			Director feedback is solicited through the formal evaluation process. An anonymized report is shared with the entire Board and each committee.			The Board, each committee, and management review the feedback and assess any changes or steps to undertake to improve policies and processes to improve the effectiveness of the Board and each committee.

▲												◀

The Board’s Oversight Role
Oversight of Strategy
The Board annually reviews the Company’s strategic priorities and material risks facing the business. At a regular and scheduled cadence, senior management presents business updates to the Board for each of the freight and transit segments related to the Company’s corporate strategy and operating plans. The presentations include strategic plans for the short-term, mid-term, and long-term prospects while highlighting economic or market factors, financial and operational outlooks, and geopolitical factors. Various growth strategies are also presented to the Board, including strategic M&A, effective capital allocation, share repurchase activity, debt positions, and dividend history and strategies. Outside advisors also play a role in identifying, evaluating, and analyzing risks facing the business. These outside advisors include our independent registered public accounting firm, external legal counsel, independent compensation consultants, and transportation or other industry experts.

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Table of Contents	Corporate Governance
Oversight of Risk Management
As part of its responsibilities set forth in its charter, the Risk Committee is responsible for discussing Wabtec’s major risk exposures and the steps management has taken to monitor and control those exposures with management, including the Company’s risk assessment and risk management policies. Wabtec’s management prepares risk management reports that are presented to the Risk Committee.

The Board
•is responsible for overseeing and monitoring the material risks facing the Company.
•annually reviews Wabtec’s strategic plan which addresses, among other things, the risks and opportunities facing the Company.
•has delegated certain risk management oversight responsibility to the Board Committees. Each Committee reports to the full Board.

Audit Committee
•oversees the Company’s evaluation of major financial, accounting and reporting risks
•oversees the Company’s Speak Up! Wabtec hotline, with respect to matters that relate to bribery, corruption, accounting irregularities, financial impropriety or fraud

Governance Committee
•oversees risks related to governance matters, including the Company’s succession planning at the Chief Executive Officer and other senior officer levels and Board leadership, composition and structure
Compensation Committee •oversees the evaluation of risks to the Company’s business associated with the Company’s total compensation strategy, compensation policies and talent management policies
Risk Committee
•oversees the Company's compliance functions generally, as well as public policy matters, including policies, practices and strategies with respect to government relations, EHS matters, sustainability reporting, corporate social responsibility and trade association activities
•oversees the Company’s Speak Up! Wabtec hotline with respect to matters for which the Audit Committee does not have oversight responsibility

Management

•prepares reports relating to financial and internal controls, investigations, the Company’s policies, review procedures, and reporting related to governance and sustainability matters, litigation and regulatory risk, and key controls and processes in specific business or functional areas, including cybersecurity, pension management, tax and environmental and sustainability tracking and reporting.
•periodically reports to the Risk Committee regarding the Company’s risks, controls’ design and effectiveness.

Enterprise Risk Management Process
The Company’s ERM program provides a routine and structured process to help identify and address the most significant strategic risks to the Company in non-siloed manners. The Risk Committee oversees the ERM Process on behalf of the Board. In 2025, the Company conducted its annual global risk survey to identify the top five enterprise risks to the Company over the next three years. The risk data was consolidated into risk categories which were ranked based on total scores and risk priority score (likelihood x severity). Risk owners were then identified for each risk category to be responsible and accountable for outlining risk mitigation strategies. Senior management provides routine updates to the Risk Committee on the progress and development of risk mitigation strategies. The top risk categories identified for 2025 included: (i) cybersecurity and data privacy, (ii) competition and market, (iii) geopolitical landscape instability, (iv) labor and talent management and (v) product safety, quality, and reliability.

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Corporate Governance	Table of Contents
Oversight of Compensation Risk
The Compensation Committee, with the assistance of its independent compensation consultant, conducted a risk assessment and extensively reviewed the elements of compensation to determine whether any portion of compensation encouraged excessive risk taking and concluded:
•significant weighting towards long-term incentive compensation discourages short-term risk taking;
•rolling three-year performance targets discourage short-term risk taking;
•incentive awards are capped by the Compensation Committee which discourages excessive risk taking; and
•equity ownership guidelines discourage excessive risk taking.
Oversight of Cybersecurity Risk
Our Board understands the importance of maintaining a secure environment for our products, data and systems that effectively supports our business objectives and customer needs. The Company has adopted a comprehensive approach with respect to acceptable use, risk management, data privacy, education and awareness, security incident management and reporting, identity and access management, third-party management, security (with respect to physical assets, products, networks and systems), security monitoring and vulnerability identification. The Company also maintains a global incident response plan and regularly conducts exercises to help with our overall preparedness. The Company takes measures to improve and update our cybersecurity program, including independent third-party assessments, penetration testing and scanning of our systems for vulnerabilities. The Company partners with assessors, consultants, auditors, and other third-party service providers and advisers to assist in monitoring cybersecurity risks.
Cybersecurity risks are overseen by the Risk Committee. The Company provides frequent reports to the Risk Committee, which reports include information about cyber-risk management, the effectiveness of the Company’s cybersecurity framework, and benchmarking the Company against its industry peers. In addition to these regularly scheduled updates, the Risk Committee and the Company maintain an ongoing dialogue regarding the Company’s cybersecurity risk and posture. Risk is assessed utilizing internal key performance indicators and external evaluations to determine the Company’s cybersecurity score in comparison to its peer group.
The Company has instituted a Cybersecurity Awareness Month program and utilizes various methodologies throughout the year for continued awareness on emerging cybersecurity risks.
Oversight of Management Succession Planning
The performance of the CEO is reviewed annually by the Compensation Committee and the Board. The Governance Committee oversees CEO succession planning on behalf of the Board and provides input to the Compensation Committee with respect to its annual CEO review.
The Compensation Committee has responsibility for reviewing the Company’s management resources programs and management succession generally. As part of its review of the Company’s culture and human capital management strategies, the Compensation Committee receives and discusses reports from management on an as-needed basis as deemed appropriate by the Compensation Committee.

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Table of Contents	Corporate Governance
Stockholder Engagement and Director Communications
Stockholder Engagement
Ongoing engagement with our stockholders is important to us. We value our stockholders’ views, and their input is important to us. Our Investor Relations and Finance teams are dedicated to leading our engagement efforts and collaborating with Wabtec’s management teams and subject matter experts in order to provide appropriate resources for engagement with our stockholders. We believe our engagements with stockholders have been constructive and have provided management and the Board with insights on issues and initiatives that are important to our stockholders and other stakeholders.

Fall	Winter
Management actively participates in ongoing engagement, conferences, and discussions with stockholders.	Management and the Board participate in off-season engagement to discuss governance, sustainability, risk, ESG matters and other emerging topics ahead of the upcoming proxy season.

Summer	Spring
Management reports to the Board on the just-ended proxy season which includes discussions on voting results and stockholder feedback.	The Annual Report and Proxy Statement are delivered to stockholders.

We met with holders of 77% of our outstanding shares

Company Representatives

	•Vice President, Investor Relations •CEO •CFO	•General Counsel •Board Members •Senior members of management

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Corporate Governance	Table of Contents
We communicate with our stockholders through a variety of means, including direct interface, investor presentations, investor conferences, company hosted events, analyst meetings, one-on-one meetings, our website, and publications we issue. We also initiate formal outreach efforts in the months prior to our annual meeting of stockholders. Through that process, we contact stockholders and invite them to engage in discussions with our senior management team and subject matter experts on a variety of topics, including the stockholders’ priorities and interests, our Proxy Statement disclosures, stockholder proposals and Company strategy. In 2025, conversations with stockholders included the following key areas:

•business strategy; •financial performance; •Company culture •ongoing integration and restructuring efforts; •financial impacts tied to soft carload volumes; •acquisition contributions to 2025 financials;
•order pipeline and cadence of multi-year backlog;
•operating leverage in Freight and Transit segments;
•capital allocation;
•next generation technology (alternative fuel enabled engines);
•financial impacts from changes in regulations (i.e. tariffs and FRA waivers);
•Board composition and refreshment; •executive compensation; •corporate governance practices; and •other topics, including environmental risks and opportunities.

Following our Annual Meeting, our engagement efforts continue so that we may follow up on matters brought to our attention and/or discuss new issues of interest. We also respond routinely to individual stockholders and other stakeholders who inquire about our business. Input from our stockholders helps us formulate an appropriate action plan for addressing certain issues.

Communication with the Board
The Board provides a process for interested parties to send communications to the Board or any of the directors of Wabtec. Communications to the Board or any director should be sent c/o the Secretary of Wabtec, 30 Isabella Street, Pittsburgh, PA 15212. All such communications except for spam, junk mail, mass mailings, solicitations, resumes, job inquiries, surveys or other matters unrelated to the Company, will be compiled by the Secretary of Wabtec and submitted to the Board or the individual director at the next regularly scheduled meeting of the Board. Interested parties may also communicate directly with the Lead Independent Director at the email address nonmanagementdirectors@wabtec.com.
Governance Policies and Practices
Corporate Governance Guidelines and Code of Conduct and Business Ethics
Wabtec has adopted Corporate Governance Guidelines and a Code of Conduct and Business Ethics that are applicable to all directors, officers and employees, each of which includes the provisions required under applicable SEC and NYSE regulations. Copies of our Corporate Governance Guidelines and Code of Conduct and Business Ethics are posted on our website at http://www.wabteccorp.com -> investor relations -> corporate governance.

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Table of Contents	Corporate Governance
Business Relationships and Related Party Transactions
Related Party Transaction Approval Policy
Our Board has adopted a written policy regarding related party transactions, a copy of which is available on Wabtec’s website at http://www.wabteccorp.com. Under this policy, the Governance Committee must review and approve in advance all related party transactions that are required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC. If advance approval is not feasible, the Governance Committee must approve or ratify the transaction at its next scheduled meeting. Transactions required to be disclosed pursuant to Item 404 include any transaction or series of similar transactions, arrangements or relationships in which Wabtec or any of its subsidiaries was, is, or will be a participant, the amount involved exceeds $120,000 and in which any of the following persons had, has or will have a direct or indirect material interest:
•any director, director nominee, or executive officer of Wabtec;
•any holder of more than five percent of Wabtec’s common stock;
•any Immediate Family Member (as defined in the policy) of any of the foregoing persons; and
•any entity which is controlled by someone listed above.
In reviewing related party transactions, the Governance Committee evaluates all material facts about the transaction, including the nature of the transaction, the benefit provided to Wabtec, whether the transaction is on commercially reasonable terms that would have been available from an unrelated third-party and any other factors necessary to its determination that the transaction is fair to Wabtec.
2025 Related Party Transactions
During 2025, Wabtec purchased approximately $22 million of goods from the off-highway business of Dana Incorporated. One of our directors, Mr. Foster, currently serves as an executive officer of Dana Incorporated and his interest in this relationship is limited to such capacity. The Board’s Governance Committee has reviewed and approved this relationship. On January 1, 2026, Dana Incorporated divested its off-highway business. Accordingly, Mr. Foster’s role at Dana Incorporated will no longer constitute a reportable related party transaction.
One of our directors, Mr. Perez, was an executive officer of Salesforce until his retirement on April 30, 2025. During the portion of 2025 that Mr. Perez was an executive officer of Salesforce, Wabtec purchased approximately $1.1 million of software and services from Salesforce, Inc. Mr. Perez’s interest in these transactions was limited to his role as an executive officer of Salesforce. The Governance Committee has reviewed and approved this related party transaction. Because of Mr. Perez’s retirement from Salesforce, it will not constitute a related party transaction going forward.
Insider Trading Policies and Procedures
We have adopted an insider trading policy and procedures applicable to directors, officers, employees, and other covered persons, and have implemented processes applicable to us, that we believe are reasonably designed to promote compliance with insider trading laws, rules and regulations, and NYSE listing standards. A copy of our insider trading policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 13, 2026.

2026 Proxy Statement	/	29

Sustainability
For more than 155 years, Wabtec has been at the forefront of transforming the transportation sector. Our mission to unlock our customers potential by delivering innovative and lasting transportation solutions underpins our sustainability strategy. This strategy positions Wabtec to capitalize on market opportunities, mitigate safety and environmental risks, and create long-term value for our customers, employees, communities, and other stakeholders. Our sustainability priorities are embedded in our governance framework, stakeholder engagement, strategic planning and the evolving portfolio of products and services we deliver.
Oversight of Sustainability
Wabtec is committed to a strong framework grounded in sustainability principles that support our long-term growth strategy. Oversight of our sustainability strategy begins with our Board of Directors, which through its Risk Committee, oversees the Company’s activities related to environmental, health and safety (“EHS”) matters, climate related risks and opportunities, and sustainability disclosures. The Risk Committee meets at least quarterly and provides oversight of:
•enterprise risk and the Company’s risk management framework;
•the Company’s compliance functions, including its hotline reporting function;
•public policy and government relations matters; and
•EHS matters.
Wabtec’s Head of Sustainability is responsible for our enterprise-wide sustainability strategy and initiatives, leading cross-functional efforts to advance progress across the Company’s value chain.
Our Sustainability Task Force, which meets quarterly, supports execution of the Company’s sustainability strategy. This cross-functional team includes leaders from Wabtec’s business segments, Sustainability, Engineering, EHS, Controllership, Human Resources, Investor Relations, Legal, Operations and Sourcing. The Task Force is responsible for implementing actions within those business units and functions to support Wabtec’s sustainability framework and goals.
This governance framework is further supported by Wabtec’s ERM program, our primary mechanism for assessing and managing operational, strategic, financial, and compliance risk. Ensuring robust programs and processes to address environmental and compliance risks is a key element of the ERM program.

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Table of Contents	Sustainability
Sustainability Highlights
We continue to advance key technology, operational, and workplace initiatives that are aligned with our sustainability strategy and support long‑term value creation. In 2025, three Class I railroad customers recognized Wabtec for our sustainability initiatives. Canadian National Railway recognized Wabtec as an EcoConnexions Gold Partner, Union Pacific awarded us a Sustainability Partner Award and Norfolk Southern recognized us with two Thoroughbred Sustainability Partner Awards (one for Energy Efficiency and one for Innovation). Additional information is available in our 2025 Sustainability Highlights Report, which outlines our recent progress and ongoing efforts to measure performance and engage with employees, customers, and other stakeholders.
Our sustainability strategy is guided by three core pillars: Innovating with Purpose, Driving Responsible Operations and Empowering People and Communities. Recent examples of progress include:

Innovating with Purpose
•Introduced EVO modernizations with EVO Advantage upgrades available, providing up to 7% improvement in fuel, enabled by Wabtec’s eTurbo exhaust energy recovery system, which captures waste exhaust energy to reduce engine load and fuel consumption.
•Delivered R255 hybrid battery-diesel work locomotives to New York’s Metropolitan Transit Authority, advancing next-generation hybrid technologies and improving local air quality, particularly in subway tunnels.
•Enabled up to 25% lower power consumption in our Transit HVAC solutions by intelligently adapting to real-time conditions, such as passenger occupancy rates and braking energy availability.

Driving Responsible Operations
•Achieved our 2030 safety goal of reducing Wabtec’s workplace illness and injury rate by 30%, while ensuring zero fatalities and reducing our recordable injuries by over 15% in 2025, compared to last year.
•Generated approximately 8,400 MWh of renewable energy from on-site solar panel installations, with more than 67% consumed in direct operations.
•Implemented Wabtec’s largest single greenhouse gas reduction project at our Erie, Pennsylvania site, reducing Scope 1 emissions by approximately 8,000 metric tons of CO2 equivalent through process heating improvements and a summer steam system shutdown.

Empowering People and Communities
•Advanced our People First culture by expanding professional development opportunities, including access to more than 180,000 online courses through the Skillsoft Percipio platform.
•Supported early-career development through site-led education outreach programs, where employees host students for facility tours and hands-on learning experiences.
•Partnered with local communities near our Roza, India facility to plant more than 30,000 tree saplings across three acres, enhancing biodiversity and cultivating a healthier local environment.

Our 2025 Sustainability Highlights Report provides information on our sustainability performance and drive toward a more sustainable transportation network. The report can be found at https://www.wabteccorp.com/sustainability.

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Non-Employee Director Compensation
Overview
Elements of Non-Employee Director Compensation
Each non-employee director is paid an annual cash retainer of $125,000 and an intended annual stock retainer of $195,000, vesting 12-months from the grant date. In addition, each director serving in certain positions receives additional cash retainers as detailed below.

Additional Compensation
Chairman of the Board	Lead Independent Director	Audit Committee Chairperson	Compensation Committee Chairperson	Governance Committee Chairperson	Risk Committee Chairperson
$200,000	$40,000	$25,000	$25,000	$20,000	$25,000
2025 Non-Employee Director Compensation
The following table provides information concerning the compensation of our non-employee directors for the period January 1, 2025 through December 31, 2025:

Name	Fees Earned or Paid in Cash	Stock Awards[1,2]	Total

Albert J. Neupaver, Chair	$325,000	$195,146	$520,146
Beverley A. Babcock	$150,000	$195,146	$345,146
Lee C. Banks	$145,000	$195,146	$340,146
Byron S. Foster	$125,000	$195,146	$320,146
Linda A. Harty	$190,000	$195,146	$385,146
Brian P. Hehir	$125,000	$195,146	$320,146
Ann R. Klee	$150,000	$195,146	$345,146
Juan R. Perez[3]	$156,250	$244,041	$400,291
(1)    Reflects the aggregate grant date fair value dollar amount calculated in accordance with ASC 718 related to the awards of stock to the non-employee directors under the 1995 Non-Employee Directors’ Fee and Stock Option Plan, excluding the effect of estimated forfeitures. The stock amount reflects rounding to the whole number of shares.
(2)    The annual award of the $195,146 stock retainer was made on May 16, 2025, with each non-employee director being granted 953 restricted shares of Wabtec common stock with a grant date fair market value of $204.77 per share. Such restricted shares generally vest 12 months from the date of grant. If a director voluntarily resigns or is otherwise terminated within 12 months from the grant date of the restricted shares, the director will forfeit the restricted shares. See “Common Stock Ownership” for a description of outstanding awards held by the non-employee directors. As of December 31, 2025, each non-employee director held 7,624 shares of unvested restricted stock.
(3)    Juan Perez was elected to the Board on January 29, 2025 and received a prorated cash retainer of $31,250 for his partial year of service in fiscal 2025, as well as the full annual cash retainer beginning in May 2025 of $125,000. Mr. Perez also received a prorated stock retainer of $48,895 for his partial year of service in fiscal 2025, as well as the full annual stock retainer beginning in May 2025 of $195,000.

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Table of Contents	Director Compensation
All directors are reimbursed for their out of pocket expenses incurred in connection with attendance at meetings and other activities related to the Board or its Committees. The Company offers a Deferred Compensation Plan for non-employee directors. Under the terms of the plan, eligible directors may defer the annual stock and/or cash retainer, provided that any deferral of the stock retainer will be subject to the same vesting and forfeiture conditions as if the stock retainer had not been deferred. Deferred amounts, including any applicable earnings credited on the deferrals, will be paid out to the director following his termination of service with the Board.
The Compensation Committee reviews director compensation on an annual basis. At the May Compensation Committee meeting, the Board’s external compensation consultant provides the Compensation Committee with a market analysis detailing: i) cash retainers for Board and committee service, ii) equity compensation, and iii) Board leadership retainers as well as director pay program design and structure, including director stock ownership guidelines. The market analysis provides market data, trends and findings from both peer group and general industry data. Upon review and discussion of the data, the Compensation Committee recommends and the Board approves the compensation cash retainer, Board leadership retainers, and equity compensation for the upcoming year.
Director Compensation Policies and Practices
Stock Ownership Guidelines
Wabtec has established stock ownership guidelines to encourage Board members to own and retain shares of stock. The Chair of the Board is required to accumulate shares having a value equal to seven times his cash retainer, and Non-employee Board members are required to accumulate shares having a value equal to six times their cash retainer. Directors are given five years to satisfy these guidelines. Shares that count toward the holding requirement include any shares owned by the director in Wabtec’s share administration platform, the deferred compensation plan, personal accounts, or any unvested restricted shares. All directors except for Mr. Perez have met the ownership guidelines. Mr. Perez is within the 5-year compliance period and is on-track to meet the compliance requirement.

2026 Proxy Statement	/	33

Proposal 2	Advisory Vote To Approve Compensation of Our Named Executive Officers
As required under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd- Frank Act”), we are providing our stockholders with the opportunity to cast a non-binding vote to approve our executive compensation programs and arrangements in accordance with Section 14A of the Exchange Act. In 2023, our stockholders indicated their approval of the Board of Directors’ recommendation that we solicit an advisory vote such as this on an annual basis. Our Board of Directors has adopted a policy that is consistent with that preference and, accordingly, we are providing our stockholders with an opportunity to vote on this proposal at this Annual Meeting.
As described in greater detail under the heading “Compensation Discussion and Analysis” on page 35, we seek to closely align the interests of our named executive officers with the interests of our stockholders. Our compensation programs are designed to reward our named executive officers for the achievement of short-term and long-term strategic and operational goals and the achievement of increased total stockholder return, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.
Under the Dodd-Frank Act and the related SEC rules, your vote on this resolution is an advisory or “non-binding” vote. This means that the purpose of the vote is to provide stockholders with a method to give their opinion to the Board of Directors of the Company about certain issues, like executive compensation. None of the Board, its Committees or the Company is required by law to take any action in response to the stockholder vote. However, the Board values our stockholders’ opinions, and the Board intends to evaluate the results of this year’s vote carefully when making future decisions regarding compensation of the named executive officers. The stockholder advisory vote in connection with our 2025 annual meeting received approximately 93% approval by our stockholders, indicating support of our compensation programs and policies. We believe that providing our stockholders with the opportunity to cast an advisory vote on our executive compensation program on an annual basis will further enhance communication with our stockholders, and it meets our obligations under the Dodd-Frank Act and the SEC’s rules.
We are required to seek a stockholder vote on the frequency of the advisory vote to approve our executive compensation programs and arrangements (the “SOP Frequency Vote”) every six years. As noted above, in 2023, we conducted a SOP Frequency Vote, and our stockholders indicated their approval of the Board’s recommendation that we solicit an advisory vote to approve named executive officer compensation on an annual basis. The next SOP Frequency Vote is expected to be held at our 2029 annual meeting of stockholders.
Vote Required
This proposal will be adopted if a majority of the shares present in person or by proxy and entitled to vote thereon vote “for” the proposal. Because the total shares voted “for,” “against,” or “abstain” are counted to determine the minimum votes required for approval, if you abstain from voting, it has the same legal effect as if you vote against. If a broker limits the number of shares voted on the proposal on its proxy card or indicates that the shares represented by the proxy card are not being voted on the proposal, it is considered a broker non-vote. Broker non-votes are not counted as a vote or used to determine the favorable votes required to approve the proposal.
The Board recommends that you approve the following resolution:
RESOLVED, that the stockholders approve the 2025 compensation of the named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K of the SEC, including the Compensation Discussion and Analysis, the compensation tables and other narrative executive compensation disclosures.

✓	The Board recommends you vote FOR the approval of the 2025 compensation of our named executive officers, as disclosed in this Proxy Statement pursuant to Regulation S-K of the SEC.

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Compensation Discussion and Analysis
CD&A Table of Contents

Named Executive Officers	35	2025 NEO Compensation	40
Executive Summary	35	Base Salary	40
2025 Performance Highlights	36	Annual Incentive Compensation	41
2025 Compensation Highlights	36	Long-Term Incentive Compensation	44
Say-on-Pay Results	37	Additional Benefits and Perquisites	47
Compensation Governance Best Practices	37	NEO Pay Summaries	48
Compensation Philosophy and Objectives	38	Other Compensation Policies and Practices	49
Executive Compensation Decision-Making Process	38	Stock Ownership Guidelines	49
Roles and Responsibilities	38	Clawback Policy	49
Peer Group	39	Prohibition on Hedging	49

Named Executive Officers

Our named executive officers (“NEOs”) for 2025 are:

Rafael Santana President and Chief Executive Officer	John Olin Executive Vice President and Chief Financial Officer	David L. DeNinno Executive Vice President, General Counsel and Secretary	Pascal Schweitzer President, Transit	Eric Gebhardt Executive Vice President and Chief Technology Officer
Executive Summary
This Compensation Discussion and Analysis should be read in conjunction with the tabular and narrative disclosures beginning on page 52 of this Proxy Statement. See “Compensation Philosophy and Objectives” on page 38 and the tables that follow for more information regarding our executive compensation programs.

2026 Proxy Statement	/	35

Compensation Discussion and Analysis	Table of Contents
2025 Performance Highlights
2025 was another outstanding year, reflecting the strength and resilience of the Company's business model. Wabtec delivered top-line growth of 7.5% and grew adjusted earnings per share by 18.7%. All of this was accomplished while converting a record orders pipeline into a strong multi-year backlog. The Company also advanced its strategic priorities through acquisitions and integration initiatives, unlocking synergies and driving operational efficiencies, thus continuing to execute against its capital allocation framework to maximize stockholder value.

Sales	Operating Margin	Earnings per Share	Cash Flow from Operations

$11.17B	16.1% GAAP	$6.83 GAAP	$1.76B

Up 7.5% Year over Year	20.3% Adjusted[1]	$8.97 Adjusted[1]
(1)Please refer to the Appendix to this Proxy Statement for a description and reconciliation of these non-GAAP financial measures relative to reported GAAP financial measures.
2025 Compensation Highlights
Elements of Target Compensation

Base Salary

Annual Cash Incentive

Long-Term Equity Incentives

Weighting (%)

5%
16%

18%
30%

77%
54%

2025 Performance Metrics

•Individual contribution to the business •Knowledge and experience •Capabilities and qualifications
•Earnings per share (75%) •Cash conversion (25%) •Personal performance modifier (EBIT Margin %) (80%-120%)
•60% performance units (at target) and 40% time-vesting restricted stock
For performance units:
•3-year average annual return on invested capital (50%)
•3-year average cash from operating activities (50%)
•Subject to relative total stockholder return (RTSR) modifier (+/- 20%)

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Table of Contents	Compensation Discussion and Analysis
Say-on-Pay Results
The Compensation Committee reviewed the results of the 2025 stockholder advisory vote on executive officer compensation and incorporated the results as one of the many factors considered in connection with the discharge of its responsibilities. At our 2025 annual meeting of Stockholders, approximately 93% of the votes cast (treating abstentions as “Against” votes) approved the compensation program described in the Company’s 2025 proxy statement. The Compensation Committee interpreted this level of support as affirmation of the design and objectives of our executive compensation programs and therefore did not make any significant changes to such programs as a direct result of such vote. The Compensation Committee continues to monitor best practices among the Company’s peer group and industry standards related to executive compensation programs.

Compensation Governance Best Practices
The Compensation Committee has implemented the following best practices with respect to the executive compensation program:

What we do:

Review the executive compensation programs each year and the Company’s long-term business strategy, the results of the most recent say-on-pay advisory vote and contemporary market practices as periodically provided by our independent consultant.

Use the Company’s stock price and other value-creating financial metrics such as earnings before interest and taxes (EBIT) margin, earnings per share (EPS), cash conversion, cash from operating activities, return on invested capital (ROIC) and relative total stockholder return (RTSR) in our executive incentive programs.

Annually review the risks associated with our compensation programs and mitigate the risks by:
•capping incentive payouts earned under our annual cash incentive award plan and capping the number of performance units earned under the long-term incentive plan;
•maintaining stock ownership guidelines for executive management and non-employee directors;
•maintaining a clawback policy that applies to our cash and equity incentive awards;
•maintaining a policy that prohibits the pledging of Company stock; and
•maintaining a policy that prohibits the hedging of Company stock.

Require both a qualified change in control and involuntary or “good reason” employment termination (double trigger) for any cash severance to be paid under our change in control agreements.

What we don’t do:

Gross-up for excise taxes on severance benefits related to a change in control.

Provide executives with an enhanced executive retirement program but rather provide a defined contribution or defined benefit plan similar to that provided to all employees in the country where such employees reside.

Provide dividends or dividend equivalents on unearned performance shares.

Re-price or backdate stock options.

2026 Proxy Statement	/	37

Compensation Discussion and Analysis	Table of Contents
Compensation Philosophy and Objectives
This Compensation Discussion and Analysis describes the material elements of compensation awarded to, earned by, or paid to each of our executive officers who served as named executive officers during 2025. This discussion focuses primarily on the fiscal year 2025 information contained in the following tables and related footnotes.
The overall objectives of our executive compensation program are to (i) enable us to attract, motivate and retain key executive talent essential to the achievement of our short-term and long-term business objectives; (ii) provide compensation competitive with others in our industry; (iii) reward senior executive officers in a “pay for performance” manner for accomplishment of predefined business goals and objectives; and (iv) align the interests of our executives with those of our stockholders. A significant portion of total executive compensation is variable compensation linked to corporate, business unit and individual performance. Our objective is to provide a significant portion of an executive’s total compensation in a form that is contingent upon achieving established performance goals. With respect to compensation based on performance, our objective is to provide a significant portion of such compensation in the form of equity awards.
In setting base salaries at the beginning of the year, the Compensation Committee generally reviews benchmark information provided by the Compensation Committee’s independent consultant about compensation levels in Wabtec’s industry and among the compensation peer group described below (the “Peer Group”) based on the position and responsibility of the particular executive. The Compensation Committee uses benchmarking to establish NEO compensation as discussed below. While the Committee reviews peer group compensation data for context, it does not maintain a formal policy of benchmarking NEO compensation to a particular peer group or market percentile. The bonus for 2025 is a cash award determined by the Compensation Committee and Board based on pre-established performance factors. These factors are established at the beginning of the year and include (i) financial performance indicators measuring EPS and cash conversion; and (ii) a modifier for a personal objective based on EBIT Margin (each, as defined below). Long-term incentives in the form of restricted stock and performance units are granted to provide the opportunity for long-term compensation based upon the performance of Wabtec, including the (i) return on invested capital, (ii) cash from operating activities, and (iii) relative total stockholder return versus the peer group, and its ability to meet its long-term goals and objectives.
Executive Compensation Decision-Making Process
Roles and Responsibilities

Compensation Committee
Executive officer compensation is administered by the Compensation Committee. The Compensation Committee approved the 2025 compensation programs for executive officers, including base salaries, cash bonuses and equity awards described in this Compensation Discussion and Analysis and recommended them to the full Board, which then approved them. Our Board of Directors delegates to the Compensation Committee the direct responsibility for, among other matters:
•reviewing and approving goals and objectives for the Chief Executive Officer and recommending the Chief Executive Officer’s compensation to the Board for approval;
•reviewing and recommending compensation of all non-employee directors and executive officers; and
•reviewing and recommending incentive compensation plans and equity-based plans.

Role of Compensation Experts
Pursuant to its charter, the Compensation Committee is authorized to engage compensation consultants to assist it with its duties. The Compensation Committee also has the sole authority to obtain advice from legal, accounting, human resources and other advisors as it deems necessary to assist it in the evaluation of compensation of directors and executive officers, including the sole authority to approve such consultants’ fees and other retention terms. The Compensation Committee engaged the consulting firm of Exequity for 2025. Exequity provided the following services: (i) reviewed and assessed the Company’s current compensation practices for executives; (ii) reviewed the current Peer Group; (iii) reviewed and provided a pay for performance assessment of the Chief Executive Officer compensation; and (iv) provided plan design and performance metric benchmarking of the Peer Group and relevant industry data. In 2025, Exequity reviewed and assessed the competitiveness of compensation provided to non-employee members of the Company’s Board of Directors. This review included compensation analysis of the Peer Group and relevant industry data. The Committee has evaluated its relationship with Exequity and has determined that no conflict of interest exists with respect to the services that Exequity provides.

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Table of Contents	Compensation Discussion and Analysis

Role of Our Executive Officers in the Compensation Process
The Chief Executive Officer and the Chief Administrative Officer suggest guidelines in discussions with the Compensation Committee regarding executive compensation. They provide recommendations and information regarding the competitiveness of the industry, key employees, performance of individuals, succession plans and other relevant data to the Compensation Committee. Neither the Chief Executive Officer nor the Executive Vice President, Chief Administrative Officer is present during any discussions concerning his or her own compensation.

Review		Evaluate		Approve
	▶		▶		▶

January – April		April – December		February of the following year
Peer Group
To ensure that the Company is able to attract and retain highly talented executives, the Company sets executive compensation using a reputable compensation survey of similar-sized companies and also uses available proxy disclosure compensation information for a group of similar-sized manufacturing companies. Compensation practices for this Peer Group provided insights to the Compensation Committee as it made compensation decisions for 2025.
Our Peer Group represents a group of manufacturing companies who generally align with the following criteria:
•large industrial companies in Global Industry Classification Standard (“GICS”) sectors generally representing machinery, electrical equipment, auto components, aerospace and defense, and road and rail;
•revenues that range from approximately 0.4 to 2.5 times that of the Company;
•market capitalization of 0.25 to 4.0 times the Company; and
•capital-intensive businesses.
The 2025 Peer Group is the same as the 2024 Peer Group. The Compensation Committee believes this Peer Group reflects the Company's evolving business and executive talent market. This Peer Group was used in making 2025 compensation decisions:

AGCO Corporation (AGCO)	Ingersoll Rand, Inc. (IR)	Stanley Black & Decker, Inc. (SWK)
AMETEK, Inc. (AME)	Jacobs Solutions Inc. (J)	Textron, Inc. (TXT)
CSX Corporation (CSX)	Norfolk Southern Corporation (NSC)	The Timken Company (TKR)
Dover Corporation (DOV)	Oshkosh Corporation (OSK)	The TransDigm Group (TDG)
Eaton Corporation (ETN)	Parker Hannifin Corporation (PH)	Xylem, Inc. (XYL)
Emerson Electric Co. (EMR)	Rockwell Automation, Inc. (ROK)
Illinois Tool Works Inc. (ITW)	Snap-on Incorporated (SNA)
Note that for the 2025-2027 performance units that were granted to the NEOs as part of the 2025 long-term incentive compensation awards, the Company utilized the XLI index and not its Peer Group for purposes of the relative total stockholder return portion of that award. See the Long-term Incentive Compensation section below for additional detail.

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Compensation Discussion and Analysis	Table of Contents
Wabtec Peer Comparison
The table below summarizes key scoping factors for the Company in relation to companies comprising the Peer Group. At the time the Compensation Committee reviewed comparative pay data in October 2024, median trailing twelve-month (“TTM”) revenues as of September 2024 for this array of companies was $12.1 billion and median market capitalization as of September 2024 was $31.4 billion, as compared to TTM revenues and market capitalization for Wabtec of $10.2 billion and $28.7 billion, respectively.

	Revenue (TTM as of 9/04/24, in millions)	Revenue (FY 2024, in millions)	Revenue (FY 2025, in millions)	Market Capitalization (as of 9/04/24, in millions)	Market Capitalization (as of 12/31/24, in millions)	Market Capitalization (as of 12/31/25, in millions)

Wabtec	$10,217	$10,387	$11,167	$28,737	$32,589	$36,491
Wabtec Percentile Rank	44%	44%	53%	44%	50%	53%
Peer Group 75th Percentile	$15,799	$14,953	$14,965	$63,150	$66,406	$69,475
Peer Group Median	$12,092	$11,501	$10,422	$31,355	$32,304	$33,156
Peer Group 25th Percentile	$8,001	$7,843	$8,217	$15,984	$15,380	$15,502
In July 2025, the Compensation Committee, with the assistance of its independent consultant, reviewed the Peer Group and decided to remove AGCO Corporation based on its lower market cap and lower capital intensity in relation to both Wabtec and most of the other companies in the Peer Group. The compensation data from this Peer Group was utilized in setting 2026 target total executive compensation opportunities.
2025 NEO Compensation
Our 2025 compensation program elements were primarily structured to reward our executive officers for achieving certain financial and business objectives. The principal elements of our executive compensation program are base salary, annual cash incentives, and long-term equity incentives in the form of awards of restricted stock and performance units. Stock options were granted in prior years but since 2022 are no longer part of the long-term incentive design. Our other benefits and perquisites consist of life and health insurance benefits, social and health club dues, relocation assistance, and a qualified 401(k) savings plan (including Company matching contributions).
Base Salary
Base salaries for our executive officers are reviewed annually and reflect the executive’s role and responsibility relative to the competitive market. In defining the competitive market, the Company uses two different benchmarks: compensation information representing our Peer Group and broader benchmark compensation data based on a reputable survey of companies that are similarly sized in terms of revenue. Individual salaries may be above or below the competitive median based on the individual’s contribution to business results, length of time in role, capabilities and qualifications, potential and the importance of the individual’s position to our success. The Compensation Committee is dedicated to ensuring competitive compensation for each of Wabtec’s key employees and believes that current base salaries are in line with comparable industry practices. The annual base salaries and merit increases of our named executive officers for 2025 were as follows:

Name and Position	2024 Base Salary	2025 Base Salary[1]	Base salary changes %

Rafael Santana President and Chief Executive Officer	$1,325,000	$1,400,000	6%

John Olin Executive Vice President and Chief Financial Officer	$785,000	$810,000	3%

David L. DeNinno Executive Vice President, General Counsel and Secretary	$680,000	$705,000	4%

Pascal Schweitzer[2] President, Transit	$687,000	$712,318	4%

Eric Gebhardt Executive Vice President and Chief Technology Officer	$645,000	$665,000	3%
(1)Base salaries are reviewed annually for all of Wabtec’s named executive officers. Increases to base salary are awarded at the beginning of the pay period following review in February by the Compensation Committee.
(2)Mr. Schweitzer’s 2025 base salary was increased from 542,714 CHF to 562,715 CHF, which represents a 3.7% increase. For Mr. Schweitzer, all compensation amounts paid in CHF were converted to U.S. dollars using the exchange rate in effect as of the last day of the fiscal year.

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Table of Contents	Compensation Discussion and Analysis
Annual Incentive Compensation
Our annual incentive award plan is intended to compensate participants based on the extent to which financial performance targets are achieved, and reward participants for performance on those activities that are most directly under their control and for which they are held accountable.Corporate, business unit and individual performance goals under the annual incentive plan are linked to our annual business plan and budget. The actual amount of cash bonuses is a function of the Company’s overall financial performance, the participant’s individual performance and Board approval.
The table below shows the target amount for each NEO’s 2025 annual bonus opportunity expressed as a percentage of base salary. Bonus target percentages for all of the NEOs were unchanged from 2024 levels.
NEOs Cash Bonus Targets (% of Base Salary)
Overall, total target cash compensation (the sum of salary and target cash bonus) for our executive officers is intended to be competitive with market practices for similar executive positions in similar companies when performance goals under the annual cash bonus plan are achieved.
Cash bonuses are earned based on financial and personal performance in accordance with the following formula:

Adjusted Earnings Per Share (75%)	EBIT Margin % (Personal Performance Modifier) (80% – 120%)	Cash Bonus Incentive (0% – 200%)

Cash Conversion (25%)

2026 Proxy Statement	/	41

Compensation Discussion and Analysis	Table of Contents
For 2025, the Company kept the same cash incentive goal levels as in the previous year: the goal threshold remained at 85% of target, with a threshold payout of 50%, and the goal maximum performance remained at 115% of target, with a maximum payout of 200%. The individual modifier remained between 80% and 120% of target performance.
Cash bonuses for 2025 were based upon the following success factors:

Factor	Weighting	Description
Financial Performance

EPS	75%
Adjusted earnings per diluted share calculated as U.S. GAAP earnings per diluted share, adjusted for non-cash amortization expense, certain restructuring costs and unplanned, adverse impacts of certain tariffs.

Cash Conversion	25%
Cash conversion means (A) the Company’s cash from operations divided by (B) the sum of the Company’s net income plus depreciation and amortization, including deferred debt costs, adjusted for certain restructuring costs.

Personal Modifier

EBIT Margin %	80%–120% modifier
The personal performance modifier serves as a multiplier to the financial performance results. The modifier may be based on individual goals such as goals related to EBIT, acquisitions, or other individual goals for the executive and can be achieved anywhere between 80% and 120% of the financial performance result. The single goal utilized in the personal performance modifier for 2025 is EBIT Margin.
EBIT Margin means our “adjusted earnings before interest and taxes” calculated as our U.S. GAAP income from operations, adjusted for non-cash amortization expense and certain restructuring costs, divided by consolidated revenue.

The cash bonus formula is based on the product of the participant’s base salary, the participant’s target cash bonus percentage, financial performance and the personal modifier. If both the financial performance and the applicable personal performance results are achieved at target goal levels, the NEOs will earn 100% of their target cash bonus. Each financial metric includes a threshold level of performance, generally 85% of the applicable financial metric’s target goal, at which a minimum 50% payout will be made on that financial metric. Performance below the threshold level would result in no payout on the financial metric. Each financial metric also includes a maximum level of performance, generally 115% of the applicable financial metric’s target goal, at which a maximum 200% payout will be made on that financial metric. To calculate the aggregate payout percentages of the cash bonus opportunity, the goal achievement percentage for each financial metric is first determined and then aggregated with the second financial metric. Once this goal achievement percentage is determined, the actual payout percentage of the cash bonus opportunity is calculated using linear interpolation. There are two payout lines: One for goal achievement between 85% and 100%, resulting in a payout between 50% and 100% and a second for goal achievement between 100% and 115%, resulting in a payout between 100% and 200%. The outcome of the financial metrics is then multiplied by the personal performance modifier. The personal modifier has a range of 80% to 120%. The maximum payment under the plan including the personal performance modifier is 200%. We believe that this philosophy encourages Wabtec and our executives to establish ambitious goals and that the program promotes teamwork, productivity and profitability. Target cash bonus opportunities and performance factors were approved by the Compensation Committee at its meeting in February 2025.
To more accurately reflect the Company's 2025 performance and maintain alignment with continued stockholder value creation, and consistent with its long-standing guidelines for factors to be considered in adjustments, the Compensation and Talent Management Committee determined that a partial impact of tariff-related headwinds should be considered in calculating financial performance for the purposes of annual incentive compensation. The impact of this adjustment increased annual incentive payouts for the named executive officers from 178.1% to 192.8%.

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Table of Contents	Compensation Discussion and Analysis
The table below provides both the 2025 financial performance goals, and our performance achieved with respect to adjusted EPS and Cash Conversion (adjusted for certain restructuring costs) for our corporate wide executives including each of the NEOs.

Measure	Threshold	Target	Maximum	2025 Performance	Payout Factor	Performance Achieved

Financial
			$9.16
			▼
EPS					$9.16	147.6%	110.7%
	$7.27	$8.55		$9.83

			105%
			▼
Cash Conversion				104.9%	200.0%	50.0%
	77%	90%	104%

Total Financial						160.7%

Personal
			20.3%
EBIT Margin % (Individual Multiplier)			▼
				20.3%	120.0%	120.0%
	19.7%	20.0%	20.3%

Total						192.8%

	NEO Cash Bonus Targets		Financial Payout %	Bonus $ Before Individual Modifier	Individual Modifier	Actual NEO Cash Bonus Awards
Name and Position	% of Base Salary	Dollars

Rafael Santana President and Chief Executive Officer	175%	$2,450,000	160.7%	$3,937,150	120%	$4,724,580
John Olin Executive Vice President and Chief Financial Officer	100%	$810,000	160.7%	$1,301,670	120%	$1,562,004
David L. DeNinno Executive Vice President, General Counsel and Secretary	100%	$705,000	160.7%	$1,132,935	120%	$1,359,522
Pascal Schweitzer President, Transit	100%	$712,318[1]	160.7%	$1,144,696	120%	$1,373,635
Eric Gebhardt Executive Vice President and Chief Technology Officer	100%	$665,000	160.7%	$1,068,655	120%	$1,282,386
(1)Represents Mr. Schweitzer’s base salary as of 12/31/2025 converted to USD

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Compensation Discussion and Analysis	Table of Contents
Long-Term Incentive Compensation
Our Compensation Committee administers our long-term incentive compensation under our 2011 Stock Incentive Plan, pursuant to which we grant restricted stock and performance units.
Our long-term incentive compensation program seeks to align the interests of our executives with those of our stockholders. We have typically granted our executives long-term equity awards in February or March of the applicable year, which for 2025 consisted of performance units weighted 60% at target and restricted stock weighted 40%. While we do not have a formal policy regarding the timing of equity awards, we do not make any form of equity compensation awards in anticipation of the release of material, non-public information. Similarly, we do not time the release of material, non-public information based on any equity award grant dates for the purpose of affecting the value of any such award.
The grant size of each NEOs long-term incentive awards is based on the Compensation Committee’s judgment and assessment of numerous factors, including individual performance, the individual’s responsibilities and position with our Company, market practice and values for similar roles within our Peer Group and other general industries. The Compensation Committee’s external compensation consultant provides both management and the Compensation Committee a market analysis on an annual basis. The analysis is reviewed by the CEO and Chief Administrative Officer who subsequently recommend long-term incentive award grant values to the Compensation Committee. Neither the CEO nor the Chief Administrative Officer make recommendations with respect to their own pay. Awards for the NEOs are then reviewed and ultimately approved by the Compensation Committee. The Compensation Committee makes recommendations to the Board regarding the compensation of the CEO, which is then subject to approval by the independent directors of the Board.

The table below details 2024 and 2025 target LTI grant date values for each NEO. The increases in 2025 annual LTI grant values include an evaluation of peer benchmarks and are heavily influenced by outstanding individual performance in driving superior stockholder return over a sustained period of time, particularly in the case of Mr. Santana. As of the end of 2025, Wabtec’s TSR since Mr. Santana’s ascension to the CEO role on July 1, 2019 was +19% annualized, representing over $26B in stockholder value created over that timeframe.

Name	2024 Annual LTI Grant Date Value	2025 Annual LTI Grant Date Value

Rafael Santana	$14,998,497	$20,027,022
John Olin	$3,476,770	$3,657,612
David L. DeNinno	$1,827,157	$2,325,771
Pascal Schweitzer	$1,674,126	$2,172,731
Eric Gebhardt	$1,472,211	$1,659,943

Equity awards made in 2025 to the NEOs are detailed under the table “2025 Grants of Plan Based Awards” on page 54. For 2025, Wabtec continued to use the practice of calculating the number of restricted shares and target number of performance units by dividing the target value by the 30-day trailing average share price as of the date of grant. This methodology is utilized to avoid the impact of single-day stock price volatility. The following provides additional information about those awards.
Restricted Stock (40%)
On March 20, 2025, we granted restricted stock to all NEOs as part of their long-term compensation with the Company, which vests in equal annual installments over three years. The grant date fair value of those awards is reflected in the Summary Compensation Table on page 52.
Performance Units (60% at target)
On March 20, 2025, we also granted performance units to all NEOs. A performance unit is equal to a share of Wabtec common stock. This program is designed to reward executives for meeting or exceeding pre-established, objective financial performance goals over a three-year performance period. The program is structured as a rolling three-year plan; each year starts a new three-year performance cycle with the most recently commenced cycle being 2025-2027.

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Table of Contents	Compensation Discussion and Analysis
The metrics for the performance unit awards for the 2025-2027 cycle were adjusted to include Cash From Operating Activities rather than Cumulative Cash Conversion (“CCC”) to allow for a compounding effect of cash results. The three metrics used in the 2025-2027 cycle are:

Three-Year Average Annual Return On Invested Capital (“ROIC”)	Three-Year Average Cash from Operating Activities (“CFOA”)	Relative Total Stockholder Return (”RTSR”) Modiﬁer	Long-Term Incentive Compensation
ROIC and Cash from Operating Activities results are each weighted 50%. The combined results from the two goals are then subject to modification upward or downward based on Wabtec’s RTSR results versus the defined Peer Group. For the 2025 – 2027 performance awards, the modifier remained at +/-20% (the same as the 2024 – 2026 awards). For purposes of these awards:
1)ROIC means for a year (A) the Company’s Adjusted EBITDA after tax, divided by (B) the sum of the Company’s year-end net debt plus stockholders’ equity. For this purpose, Adjusted EBITDA means the Company’s income from operations plus other income plus depreciation and amortization, as adjusted for restructuring costs and set forth in the Company’s annual earnings release.
2)Cash from Operating Activities means for a year the Company’s cash from operations set forth in the Company’s annual earnings release.
3)RTSR measures the percentile ranking of the Company’s total stockholder return (“TSR”) which means changes in stock price plus dividends for the performance period against the total stockholder return of the XLI Index for the 2025-2027 grant. The XLI Index mirrors the S&P 500 Industrials Index and is comprised of 75 companies, including Wabtec. We believe that the XLI Index appropriately represents our industry and investor peers.
If Wabtec achieves the maximum three-year cumulative ROIC and CFOA goals, a participant can earn a maximum number of performance units, equal to 200% of the target level. The RTSR modifier cannot increase the payout above 200% of the target. If Wabtec achieves the threshold three-year ROIC and CFOA cumulative goals, a participant can earn a threshold number of performance units, equal to 25% of the target level, which would be subject to modification up or down based on RTSR. Payouts calculated under the ROIC and CFOA metrics range from 25% of target for actual performance at 85% of target to 200% of target for performance at or above 115% of target. These structural changes were made for continued alignment with market practices. No performance units would be earned for performance below the three-year cumulative ROIC and CFOA thresholds.
The long-term incentive program is intended to encourage the long-term stability of Wabtec’s management by establishing ambitious goals designed to promote the long-term productivity and profitability of the Company, as well as retention of key employees. If a program participant leaves the Company voluntarily, or is terminated for cause, they are not eligible to receive any performance units he or she may have earned under the program. Generally, if a program participant leaves the Company for death, disability, termination without cause, or retirement, the awards continue to vest, subject to actual performance results for the full performance period. These goals were based on a range of considerations including expected demand in Wabtec’s key end-user markets, investor expectations and management’s business plan which includes year-over-year growth.
Long-Term Incentive Payouts (2023-2025 Performance Units)
Payouts under our 2023 — 2025 performance unit plan are summarized below.
Actual Peer Group Total Stockholder Return over the three-year period ranged from 15.5% at the 25th Percentile to 81.9% at the 75th Percentile. The Company’s TSR of 116.9% over the same three-year period fell above the 75th Percentile resulting in a modification of +20.0%.

	25th Percentile	35th Percentile	45th Percentile	55th Percentile	65th Percentile	75th Percentile	Actual

Total Stockholder Return (“TSR”)	15.5%	23.4%	40.0%	51.2%	65.4%	81.9%	116.9%

	Less than 25th%	25th%- 35th%	36th%- 45th%	46th%- 55th%	56th%- 65th%	66th%- 75th%	75th% or greater	Actual

Modifier	(10.0)%	(7.5)%	(5.0)%	‘0.0%	5.0%	7.5%	10.0%	20.0%

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Compensation Discussion and Analysis	Table of Contents
Actual ROIC and CCC performance for the 2023 – 2025 performance period exceeded the target goals resulting in a payout under the plan of 161.4% of target. When applying the impact of the RTSR modifier at +20.0% (impact of +32.3%), a payout of 193.7% of target was earned under the plan.

Measure	Threshold	Target	Maximum	Actual	Payout	Weighted Payout

			11.2%
	7.3%	9.8%	▼	12.2%
ROIC (50% Weighting)					11.2%	160.0%	80.0%

			104.1%
	67.5%	90.0%	▼	112.5%
CCC[1] (50% Weighting)					104.1%	162.8%	81.4%

(1)CCC, or Cumulative Cash Conversion, means for a year (A) the Company’s cash from operations divided by (B) the sum of the Company’s net income plus depreciation and amortization, as adjusted for certain restructuring costs.

Total Before Modifier	161.4%
Modifier (+20.0%)	32.3%
Total Payout	193.7%
Based on these results, for the 2023-2025 performance period, the NEOs received the payouts as set forth below in February of 2026:

Name and Position	Target Shares Granted	Performance %	Shares Earned	Realized Value of Shares Upon Vesting
Rafael Santana President and Chief Executive Officer	60,852	193.7%	117,870	$30,354,472
John Olin Executive Vice President and Chief Financial Officer	14,413	193.7%	27,917	$7,189,325
David L. DeNinno Executive Vice President, General Counsel and Secretary	7,927	193.7%	15,354	$3,954,039
Pascal Schweitzer President, Transit	11,723	193.7%	22,707	$5,847,620
Eric Gebhardt Executive Vice President and Chief Technology Officer	4,900	193.7%	9,491	$2,444,170
Additional Equity Award Policies
Additional equity awards may be made throughout the year to new hires, current employees in connection with promotions, and key management obtained through acquisitions. We vary the relative amounts of equity granted in a given year based on a number of factors including the overall performance of the Company, the stock price and retention of key management. Employees eligible for the long-term incentive program are in key policy-setting and decision-making roles, and have responsibilities that contribute significantly to achieving the Company’s earnings goals.
Any awards made under the 2011 Stock Incentive Plan may be subject to forfeiture at the discretion of the Compensation Committee if between the date of grant and the third anniversary of any exercise, payment or vesting of the award, the participant:
(i)engages in the operation or management of a business (whether as owner, partner, officer, director, employee or otherwise) which is in competition with the Company or any of its subsidiaries;

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Table of Contents	Compensation Discussion and Analysis
(ii)induces or attempts to induce any customer, supplier, licensee or other individual, corporation or other business organization having a business relationship with the Company or any of its subsidiaries to cease doing business with the Company or any of its subsidiaries or in any way interferes with the relationship between any such customer, supplier, licensee or other person and the Company or any of its subsidiaries;
(iii)solicits any employee of the Company or any of its subsidiaries to leave the employment thereof or in any way interferes with the relationship of such employee with the Company or any of its subsidiaries; or
(iv)makes any statements or comments, orally or in writing, of a defamatory or disparaging nature regarding the Company or any of its subsidiaries (including but not limited to regarding any of their respective businesses, officers, directors, personnel, products or policies).
Such forfeiture does not apply following the occurrence of a change of control event unless the award agreement specifically so provides or as required by applicable law.
Additional Benefits and Perquisites
Perquisites and Other Personal Benefits
Supplemental benefits are offered to select executive officers with the goal of attracting and retaining key executive talent. Those perquisites may include life and health insurance benefits, executive physicals, car and housing allowances, social and health club dues, and relocation assistance.
Retirement Benefits
The Company maintains a qualified defined contribution program which includes a Company match on participant contributions, which is provided to executives in the United States on the same basis as is provided to other salaried employees of the Company who reside in the United States. The Company also maintains various defined benefit plans which are provided to executives on the same basis as are provided to other employees of the Company who reside or work outside the United States.
Deferred Compensation Plan
The Company sponsors a deferred compensation plan for executive officers and non-employee directors. Under the terms of the plan, eligible executive officers may elect to defer their base salary, cash bonus and/or long-term incentive payout. The plan provides deemed investment returns based on participant-selected investment options that mirror those provided under the Company’s 401(k) plan. Additional plan details are provided in the Deferred Compensation section. No NEOs deferred compensation for 2025.
Post-Termination Compensation
The Company has entered into Severance and Employment Continuation Agreements with each of the NEOs that include severance protection for certain types of involuntary termination of employment, including following a change in control. The Company entered into these agreements to provide our NEOs with a competitive compensation package and to ensure that management properly considers potential transactions that could result in their job loss. See “Potential Payments Upon Termination or Change in Control” for additional details about these agreements, as well as termination treatment provisions in our equity award agreements.
Tax Implications of Executive Compensation
Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), limits the deductibility of compensation in excess of $1 million paid to certain covered employees (generally including the NEOs) in any calendar year. As a result, compensation paid in excess of $1 million to our named executive officers generally will not be deductible. The Compensation Committee designs compensation programs that are intended to be in the best long-term interests of the Company and our stockholders, with deductibility of compensation being one of a variety of considerations taken into account.
Accounting Considerations with Regard to Compensation Practices
The Compensation Committee reviews on an on-going basis the impact of our compensation programs on Wabtec’s financial statements, including the accounting treatment of equity-based compensation, and the Compensation Committee’s decisions may be influenced by such factors.

2026 Proxy Statement	/	47

Compensation Discussion and Analysis	Table of Contents
NEO Pay Summaries
In 2025, our NEO compensation, based on actual amounts awarded for salary, bonus, and grant values for restricted stock and performance units was allocated as follows (and as more fully set forth on the Summary Compensation Table on page 52):
2025 Performance and Compensation

Bonus	Salary	Stock

Rafael Santana
President and Chief Executive Officer
John Olin
Executive Vice President and Chief Financial Officer
David L. DeNinno
Executive Vice President, General Counsel and Secretary
Pascal Schweitzer
President, Transit
e
Eric Gebhardt
Executive Vice President and Chief Technology Officer

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Table of Contents	Compensation Discussion and Analysis
Other Compensation Policies and Practices
Stock Ownership Guidelines
Wabtec has established stock ownership guidelines to encourage our key employees to own and retain shares of stock. The guidelines are as follows:

Position	Required Shares Value

President and CEO	7x base salary
NEOs (Executive Vice Presidents/Executive Leadership Team Members)	3x base salary
U.S. based senior leaders	½x base salary
Non-U.S. based senior leaders	¼x base salary
The stock ownership guidelines include: (i) all vested shares held in personal accounts, (ii) any unvested restricted stock, (iii) unvested restricted stock units for non-U.S.-participants, (iv) deferred shares and (v) shares held in retirement accounts. Stock options or unvested performance units do not count towards the stock ownership guidelines.
The aforementioned employees are given five years to satisfy these guidelines. The Compensation Committee is responsible for administering and monitoring compliance with these guidelines. As of December 31, 2025, each of the named executive officers has met their required stock ownership described above (including any shares deferred pursuant to the deferred compensation plan). As of January 31, 2026, our directors and executive officers as a group owned approximately 0.6% of our common stock.
Clawback Policy
Our Board of Directors maintains a Clawback Policy that is administered by the Compensation Committee. The Clawback Policy requires the Company to reasonably promptly recoup certain incentive-based compensation (without regard to taxes paid) that was erroneously awarded or paid to executive officers during the applicable three-year recovery period upon the Board, a Committee of the Board, or the officers of the Company concluding that the Company is required to prepare an accounting restatement of the Company’s financials as a result of material noncompliance by the Company under applicable securities laws. Incentive-based compensation potentially subject to recovery under the mandatory accounting restatement provisions of the Clawback Policy is generally limited to any compensation granted, earned or vested based wholly or in part on the attainment of one or more financial reporting measures.
The Clawback Policy does not condition such clawback on the fault of the executive officer, but the Company is not required to recover amounts in limited circumstances set forth in the Clawback Policy where the Compensation Committee has made a determination that recovery would be impracticable. Operation of the mandatory accounting restatement provisions of the Clawback Policy is subject to a brief phase-in process during the first few years after its effectiveness. The Company may not indemnify any such executive officer against the loss of such recovered compensation in the event of a mandatory accounting restatement. The Clawback Policy is intended to comply with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act and related SEC and NYSE implementing rules.
Prohibition on Hedging
The Company considers it improper and inappropriate for any of its directors and officers, including the named executive officers, to engage in short-term or speculative transactions in Wabtec securities or in other transactions that may (i) lead to inadvertent violations of insider trading laws, (ii) reduce an officer’s or director’s incentive to improve Wabtec’s performance, (iii) focus the officer’s or director’s attention on short-term performance at the expense of long-term objectives or (iv) otherwise engage in transactions to hedge or offset any decrease in the market value of Wabtec’s stock. To that end, the Company has adopted and maintains a policy covering transactions involving all Wabtec stock held by its officers or directors, including but not limited to stock held directly or indirectly by such officer or director and stock or other equity granted to an officer or director as part of their compensation.

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Compensation Discussion and Analysis	Table of Contents

Transactions Prohibited

The following transactions are prohibited by Wabtec officers and directors:

Short sales of Wabtec stock;

Buying and selling publicly traded Wabtec options;

Standing orders to buy or sell Wabtec stock;

Hedging or monetization transactions such as zero cost collars, forward sale contracts involving Wabtec stock;

Pledges of Wabtec stock as collateral for loans or margin accounts; or

Enter into, amend, or terminate Rule 10b5-1 plans to buy or sell Wabtec stock during quiet periods or when in possession of material, non-public information.

Permitted Transactions

During a quiet period and with the prior approval of the Wabtec Legal Department, directors and officers are permitted to:

Conduct cashless exercises of options if no Wabtec securities are sold in the market to fund such exercise;

Continue regular and matching contributions in benefit plans;

Make gifts of Wabtec securities unless the recipient intends to sell the securities during the quiet period and the donor has knowledge of such intent to sell during the quiet period; and

Conduct transactions in previously approved and adopted Rule 10b5-1 plans.

50	/	2026 Proxy Statement

Compensation and Talent Management Committee Report
The Compensation Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis included on pages 35 through 50 of this Proxy Statement with management.
Based on this review and discussion, the Compensation Committee recommends to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement, and incorporated by reference in our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC.
Respectfully submitted,
Compensation and Talent Management Committee
Ms. Klee (Chair)
Ms. Babcock
Mr. Banks
Mr. Hehir

2026 Proxy Statement	/	51

Executive Compensation Tables
Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Stock Awards ($)[1]	Non-Equity Incentive Plan Compensation ($)[2]	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)[3]	All Other Compensation ($)[5]	Total ($)

Rafael Santana President and Chief Executive Officer	2025	1,400,000	20,027,022	4,724,580		29,859	26,181,461
	2024	1,325,000	14,988,497	4,637,500		23,322	20,974,319
	2023	1,325,000	10,655,185	3,485,178		27,877	15,493,240
John Olin Executive Vice President and Chief Financial Officer	2025	810,000	3,657,612	1,562,004	5,669	34,761	6,070,046
	2024	785,000	3,476,770	1,570,000	5,953	28,224	5,865,948
	2023	765,000	2,523,752	1,257,623	2,427	30,597	4,579,399
David L. DeNinno Executive Vice President, General Counsel and Secretary	2025	705,000	2,325,771	1,359,522		64,153	4,454,446
	2024	680,000	1,827,157	1,360,000		60,123	3,927,280
	2023	650,000	1,388,053	854,855		56,846	2,949,754
Pascal Schweitzer[4] President, Transit	2025	712,318	2,172,731	1,373,635		258,965	4,517,649
	2024	600,813	1,674,126	1,201,625		184,064	3,660,629
	2023	581,478	1,716,155	1,025,795		398,159	3,754,634
Eric Gebhardt Executive Vice President and Chief Technology Officer	2025	665,000	1,659,943	1,282,386		185,648	3,792,978
	2024	645,000	1,472,211	1,290,000		93,391	3,500,602
	2023	625,000	858,130	1,027,470		36,110	2,546,710

(1)Reflects the aggregate grant date fair value dollar amount computed in accordance with FASB ASC Topic 718 (“ASC 718”), excluding the effect of estimated forfeitures, related to the awards of a) restricted stock made to the named executive officers in each year under the 2011 Stock Incentive Plan; and b) performance units granted to the named executive officers in each year for the applicable performance period. The assumptions used in the calculation of these amounts are disclosed in Note 13 to the Consolidated Financial Statements included in our fiscal year 2025 Annual Report on Form 10-K. The value of the 2025 performance units awards set forth in the table above is based on probable achievement of the applicable target performance goals. The value of that award based on achievement of maximum performance level would be: for Mr. Santana – $24,032,353; for Mr. Olin – $4,389,135; for Mr. DeNinno – $2,791,000; for Mr. Schweitzer – $2,607,425; and for Mr. Gebhardt – $1,991,932.
(2)Reflects amounts earned by the named executive officers for fiscal years 2025, 2024, and 2023 under Wabtec’s annual incentive award plan. Payment of bonuses earned for 2025 performance was made in March 2026.
(3)Amount disclosed for Mr. Olin represents the above-market earnings on his 2025 account balance under the deferred compensation plan for deferrals made on or prior to 2023, which earned a return for the year based on the prime rate plus 1%, (total of 8.5%). Please see the Nonqualified Deferred Compensation below for additional details with respect to the earnings potential under our current deferred compensation plan policy.
(4)For Mr. Schweitzer, all compensation amounts paid in CHF were converted to U.S. dollars using the exchange rate in effect as of the last day of the fiscal year (1.2659 CHF/USD).

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Table of Contents	Executive Compensation Tables
(5)The following table sets forth a detailed breakdown of the items which compose “All Other Compensation” for each named executive officer in 2025:

		Relocation[a] ($)	Tax Payments[b] ($)	Pension Contribution ($)	Social, Health Club Dues and Other Perks ($)	Company Matching Contribution to 401(k) Plan ($)	Imputed Group Term Life Insurance Premium Payments ($)	Executive Physicals ($)

Rafael Santana	2025	0	0	0	0	21,000	2,622	6,237
John Olin	2025	0	0	0	0	21,000	7,524	6,237
David L. DeNinno	2025	0	0	0	13,432	21,000	23,484	6,237
Pascal Schweitzer	2025	0	74,832	166,512	17,620	0	0	0
Eric Gebhardt	2025	72,110	87,664	0	0	21,000	4,874	0
(a)The amount of $72,110 represents the aggregated incremental costs to us for benefits provided under our standard company relocation program related to Mr. Gebhardt’s relocation in 2025 including moving and closing costs.
(b)Prior to 2024 Mr. Schweitzer was an expatriate and provided additional annual benefits tied to his assignment. While the majority of those benefits have ceased, Mr. Schweitzer continues to be provided with any trailing tax equalization assistance to eliminate any adverse tax impact due to his overseas assignment. For Mr. Gebhardt, $46,785 represents the amount to cover taxes on non-cash relocation benefits, plus $40,879 to make him whole on certain Pennsylvania state taxes required due to business travel.

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Executive Compensation Tables	Table of Contents
2025 Grants of Plan Based Awards
This table shows the plan-based awards granted to the named executive officers in 2025.

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards[1]			Estimated Future Payouts Under Equity Incentive Plan Awards[2]			All Other Stock Awards: Number of Units (#)[3]	Grant Date Fair Value of Stock Awards ($)[4]
Name	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	25% Threshold (#)	Target (#)	200% Maximum (#)

Mr. Santana			0	2,450,000	4,900,000
	3/20/2025	3/3/2025				16,233	64,933	129,866		12,016,175
	3/20/2025	3/3/2025							43,289	8,010,846

Mr. Olin			0	810,000	1,620,000
	3/20/2025	3/3/2025				2,965	11,859	23,718		2,194,567
	3/20/2025	3/3/2025							7,906	1,463,045

Mr. DeNinno			0	705,000	1,410,000
	3/20/2025	3/3/2025				1,885	7,541	15,082		1,395,500
	3/20/2025	3/3/2025							5,027	930,271

Mr. Schweitzer			0	712,318	1,424,637
	3/20/2025	3/3/2025				1,761	7,045	14,090		1,303,712
	3/20/2025	3/3/2025							4,696	869,018

Mr. Gebhardt			0	665,000	1,330,000
	3/20/2025	3/3/2025				1,346	5,382	10,764		995,966
	3/20/2025	3/3/2025							3,588	663,977
(1)Reflects the possible payments under Wabtec’s annual incentive award plan.
(2)Reflects the grant of performance units with the three-year performance period of 2025-2027 approved by the Compensation Committee under Wabtec’s 2011 Stock Incentive Plan. These columns reflect the range of payouts possible for this grant. A performance unit is equal to a share of Wabtec common stock. Payouts for these awards, if any, will be made by March 15, 2028. See the Compensation Discussion and Analysis, “Long-Term Incentive Compensation” for additional details on the performance goals.
(3)Reflects the grant of restricted stock to the named executive officers under Wabtec’s 2011 Stock Incentive Plan. One-third of the shares vested on March 1, 2026, and the remaining shares will vest in equal increments on March 1, 2027 and March 1, 2028.
(4)Reflects the aggregate grant date fair value computed in accordance with ASC 718, excluding the effect of estimated forfeitures, based on the average closing price of $185.05. As noted in the Compensation Discussion and Analysis, the number of shares was determined by dividing the target value of the awards by the 30-day trailing share price of $186.19.

54	/	2026 Proxy Statement

Table of Contents	Executive Compensation Tables
2025 Outstanding Equity Awards at Fiscal Year-End
This table provides information concerning unexercised options, unvested stock and equity incentive plan awards outstanding as of December 31, 2025, for the named executive officers. The market value for stock awards shown in the table is based on the closing price of our common stock on the last trading day of the fiscal year ($213.45/share).

	Option Awards			Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)[1]	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)[2]	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)[2]

Rafael Santana				13,522[3]	2,886,271	2023	374,672	79,973,738
				28,208[4]	6,020,998	2024
				43,289[5]	9,240,037	2025

John Olin				3,203[3]	683,680	2023	81,079	17,306,313
				6,543[4]	1,396,603	2024
				7,906[5]	1,687,536	2025

David L. DeNinno	2,625	87.05	2/7/2027	1,761[3]	375,885	2023	45,910	9,799,490
	4,200	71.79	2/6/2028	3,438[4]	733,841	2024
	5,600	70.64	3/6/2029	5,027[5]	1,073,013	2025
	5,208	78.33	2/7/2030
	5,350	81.21	2/11/2031

Pascal Schweitzer	3,567	78.33	2/7/2030	1,537[3]	328,073	2023	50,975	10,880,614
	4,149	81.21	2/11/2031	3,150[4]	672,368	2024
				4,696[5]	1,002,361	2025

Eric Gebhardt	3,275	81.21	2/11/2031	1,089[3]	232,447	2023	32,723	6,984,724
				2,770[4]	591,257	2024
				3,588[5]	765,859	2025
(1)All outstanding option awards granted to the NEOs are now fully vested and exercisable.
(2)This represents the aggregate number of actual performance units granted relative to the 2023-2025 long-term incentive plan, the maximum performance units that would be paid out upon the Company meeting financial goals relative to the 2024-2026 long-term incentive plan and the maximum performance units that would be paid out upon the Company meeting financial goals relative to the 2025-2027 long-term incentive plan multiplied by the fair market value of Wabtec common stock price as of December 31, 2025.
(3)This represents the number of restricted shares of Wabtec stock that were granted in 2023 to the executive under the 2011 Stock Incentive Plan and that remain unvested as of December 31, 2025. The final one-third of this award will vest March 1, 2026.
(4)This represents the number of restricted shares of Wabtec stock that were granted in 2024 to the executive under the 2011 Stock Incentive Plan and that remain unvested as of December 31, 2025. The second one-third of this award will vest on March 1, 2026, and the final one-third of this award will vest on March 1, 2027.
(5)This represents the number of restricted shares of Wabtec stock that were granted in 2025 to the executive under the 2011 Stock Incentive Plan and that remain unvested as of December 31, 2025. One-third of this award will vest on March 1, 2026, and one-third of this award will vest on each of March 1, 2027 and March 1, 2028.

2026 Proxy Statement	/	55

Executive Compensation Tables	Table of Contents
Option Exercises and Stock Vested
This table provides information concerning vesting of stock, including restricted stock, restricted stock units and similar instruments, during 2025 for the named executive officers on an aggregate basis.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)[1,2]

Rafael Santana	68,833	$7,737,347	136,844	$26,158,891
John Olin	0	$0	33,114	$6,331,945
David L. DeNinno	2,100	$290,939	20,130	$3,853,341
Pascal Schweitzer	0	$0	16,432	$3,142,989
Eric Gebhardt	0	$0	12,465	$2,383,175
(1)Calculated by multiplying the number of shares of restricted stock that vested by the market price of Wabtec’s common stock on the vesting date.
(2)This includes a payout of awards with a 2022-2024 performance period granted under the long-term incentive plan.
Nonqualified Deferred Compensation

Name	Plan Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)[1]	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at December 31, 2025 ($)

Rafael Santana	Wabtec Plan	—	—	—	—	—
John Olin	Wabtec Plan	0	0	11,104	0	141,746
David L. DeNinno	Wabtec Plan	—	—	—	—	—
Pascal Schweitzer	Wabtec Plan	—	—	—	—	—
Eric Gebhardt	Wabtec Plan	—	—	—	—	—
(1)Amount disclosed for Mr. Olin includes the total earnings on his 2023 deferrals to the deferred compensation plan, which earned a return for the year based on the prime rate plus 1%, (total of 8.5%). $5,669 of the earnings were from “above market” earnings under SEC rules which amount was included in the Summary Compensation Table for the last completed fiscal year.
Wabtec sponsors a deferred compensation plan (the “DC plan”) for certain executive officers and non-employee directors. Under the DC plan, executive officers may contribute pre-tax up to (i) 70% of their base salary, (ii) up to 90% of their cash bonus, and (iii) up to 90% of their performance units. Each participant must re-enroll and make contribution elections on an annual basis. Under the DC plan, distributions may occur at retirement or at specified times chosen by the plan participant. A plan participant may also apply for distribution of their account balance in the event of unforeseeable emergencies. Upon death, all account balances are paid to the plan participant’s beneficiary in a lump sum. The DC plan allows for payments via lump sum or in installments (from two to ten years). The DC plan was redesigned during 2023. For 2023 deferrals, the only investment option paid the prime rate plus 1%. With the plan redesign, the prime plus 1% was eliminated as an investment option on any new deferrals and all participants were offered investment options that mirror those offered in Wabtec’s 401(k) plan. Any earnings in the DC plan are based on the performance (either positive or negative) of the investments selected by the plan participant. The totality of investment options are chosen by the sole discretion of the Company and are reviewed at least annually. Assets are not formally funded and at all times a plan participant remains an unsecured, general creditor of the Company.

56	/	2026 Proxy Statement

Table of Contents	Executive Compensation Tables
Potential Payments Upon Termination or Change in Control
Our severance and change-in-control protections are designed to be fair and competitive. These protections are intended to retain executives in the event they need to consider actions that may impact job security or ease an executive’s transition at retirement. These benefits help us compete for talent and are within the range of competitive practice at similar companies.
Severance and Employment Continuation Agreements
We have entered into Severance and Employment Continuation Agreements (the “Continuation Agreements”) with each of the named executive officers effective December 5, 2022. The Continuation Agreements supersede and replace in their entirety any prior agreements. The severance payments and benefits under the Continuation Agreements will also be in lieu of any severance payments and benefits under any severance plans of the Company, provided that any more favorable equity vesting provisions included in award agreements will control.
The Continuation Agreements, which have an indefinite term, provide that each named executive officer will receive severance payments and certain benefits in the event of the executive’s termination by the Company without cause (as defined in the Continuation Agreements) or by the executive for good reason (as defined in the Continuation Agreements). The severance payments and benefits payable to each executive upon such termination of employment will vary based on whether or not the termination of employment occurs during the period from the date of a change in control (as defined in the Continuation Agreements) through the second anniversary of such date (the “Change in Control Period”).
If such termination of employment does not occur during a Change in Control Period, the severance payments and benefits will be as follows:
•a lump sum cash severance payment equal to: (A) for Mr. Santana, two times the sum of his base salary and target annual bonus; and (B) for each of the other named executive officers, the sum of (1) the named executive officer’s base salary plus 1/52 of the named executive officer’s base salary for each full year of the named executive officer’s service with the Company and (2) the named executive officer’s target annual bonus; provided that the amount in clause (1) will not exceed one and one-half times the named executive officer’s base salary (the “Cash Severance Payment”);
•a lump sum payment equal to: (A) for Mr. Santana, twenty-four times the full monthly premium cost to the Company of group medical, dental, vision, life, and long-term disability coverage for Mr. Santana; and (B) for each of the other named executive officers, the Company’s portion of the monthly premium cost of the named executive officer’s medical, dental and vision coverage multiplied by the number of full months of base salary that is represented by the base salary in the Severance Payment described above (the “Benefits Payment”);
•a pro rata portion of the named executive officer’s annual bonus for the year in which the termination date occurs based on actual performance of the Company and the number of days the named executive officer is employed during such year, payable at the same time and on the same terms as annual bonuses paid to other executives of the Company (the “Pro-Rated Annual Bonus”);
•a lump sum payment equal to: (A) $100,000 for Mr. Santana; and (B) $50,000 for each of the other named executive officers, for transition cost assistance (the “Transition Payment”); and
•certain minimum equity vesting requirements as follows: for Mr. Santana, full vesting, and for each of the other named executive officers, pro rata vesting (based on the portion of the vesting period that has elapsed as of the termination date of all Post-2021 Equity Grants (as defined in the Continuation Agreements), subject to actual performance results for the full performance period for any awards with performance-based vesting conditions, and provided that any such vested grants that are options or stock appreciation rights will remain exercisable for three years or until the end of the applicable term, if earlier.
If such termination of employment occurs during a Change in Control Period, the severance payments and benefits will be similar to those described above but in some cases in larger amounts, as follows:
•the Cash Severance Payment will be equal to the sum of the named executive officer’s base salary and target annual bonus multiplied by (A) for Mr. Santana, three; and (B) for each of the other named executive officers, two;
•the Benefits Payment will be equal to the applicable monthly benefits cost described above for the named executive officer multiplied by (A) for Mr. Santana, thirty-six; and (B) for each of the other named executive officers, twenty-four;
•the Pro-Rated Annual Bonus;
•the Transition Payment; and
•the minimum equity vesting provisions described above for Post-2021 Equity Grants, except the vesting for both Mr. Santana and the other named executive officers will be full, rather than prorated, performance-vesting awards will have performance goals deemed achieved at maximum levels, and the awards in all cases will be subject to the provisions of the 2011 Stock Incentive Plan regarding treatment of awards upon a change in control of the Company (i.e., depending on whether awards are assumed or replaced by the buyer in the transaction).

2026 Proxy Statement	/	57

Executive Compensation Tables	Table of Contents
The severance payments and benefits are conditioned on the named executive officer signing and not revoking a general release of claims. The Continuation Agreements contain restrictive covenants, including non-competition and non-solicitation covenants during the named executive officer’s employment and for the one-year period following the named executive officer’s termination date, and confidentiality and non-disparagement covenants.
Any amounts paid to a named executive officer under a Continuation Agreement will be reduced to the maximum amount that can be paid without being considered an excess parachute payment under Internal Revenue Code Section 280G and subject to the excise tax under Internal Revenue Code Section 4999, but only if the net after-tax benefit of the reduced amount to the Executive is higher than the net after-tax benefit of the unreduced amount.
Termination Treatment in Equity Award Agreements
The vesting and settlement of equity awards in various termination scenarios is subject to the terms of the underlying 2011 Stock Incentive Plan and the respective grant agreements, as well as the minimum vesting requirements of the Continuation Agreements described above. The 2011 Stock Incentive Plan and grant agreements may provide for more favorable vesting conditions which apply to the named executive officers than required by the Continuation Agreements. The following summarizes treatment of equity awards for the named executive officers upon termination of employment or change in control (referred to as a “Section 11 Event” in the 2011 Stock Incentive Plan):
•Death/Disability: Awards vest in full, subject to actual performance results for the full performance period for any performance units or other performance-vesting awards.
•Retirement/Severance with Less Than 65 Retirement Points: A prorated portion of outstanding options and restricted shares or units will become vested on the executive’s next scheduled vesting date. Also, a pro-rated portion of performance units or other performance-vesting awards will remain outstanding and become vested at the end of the applicable performance period (based on actual performance results). For Mr. Santana, in case of severance, vesting will be treated as described below as if he had 65 or more retirement points (i.e., full, rather than prorated vesting).
•Retirement/Severance with 65 or More Retirement Points: The entire unvested portion of outstanding options and restricted shares or units will continue to vest per their original vesting schedule, and the full amount of performance units or other performance-vesting awards will remain outstanding and become vested at the end of the applicable performance period (based on actual performance results).
•Change in Control (No Severance): If awards granted under the 2011 Stock Incentive Plan do not remain outstanding (and are not assumed or replaced by the surviving entity) following a change in control, the awards will become fully vested upon the change in control.
•Change in Control with Severance: If award granted under the 2011 Stock Incentive Plan remain outstanding (or are assumed or replaced by the surviving entity) following a change in control and the executive’s employment is terminated without cause or for good reason during the one-year period following such event, the awards will become fully vested, with performance units or other performance-vesting awards earned at maximum. If awards do not remain outstanding (and are not assumed or replaced by the surviving entity) following a change in control, the awards will become fully vested upon the change in control.
“Severance” means a termination without cause or with good reason under the Continuation Agreements. Under the award agreements, “retirement” means a named executive officer’s termination of employment (other than due to death, disability, or cause) if (i) the named executive officer has given the Company at least one year’s advance written notice of the intent to retire, and (ii) at the date of termination of employment the named executive officer is at least age fifty-five (55) and has at least five (5) years of service. “Retirement points” means the sum of a named executive officer’s age and years of service. As of the end of the last fiscal year, with respect to the NEOs, Mr. DeNinno and Mr. Gebhardt met both the minimum age and years of service requirements.
Amounts of Potential Payments Upon Termination or Change in Control
Consistent with SEC requirements, the following table shows the estimated amounts that would have been payable or would have become vested upon the events described above, assuming such event had occurred on December 31, 2025. Amounts for equity awards in the table are based on the average closing price (calculated by averaging the highest and lowest price) of our common stock on December 31, 2025 (the last trading day in 2025) of $215.27 per share, and in case of stock options as reduced by the applicable exercise price. Performance units are included in the table assuming maximum performance.

58	/	2026 Proxy Statement

Table of Contents	Executive Compensation Tables
Potential Payments Upon Termination and Change-in-Control Provisions1

	Type of Payment or Benefit	Involuntary Termination w/o Cause or Resignation for Good Reason ($)[4]	Termination Within Two Years of a Change in Control ($)	Change in Control (no termination) ($)[5]	Termination Due to Retirement ($)	Termination Due to Death ($)	Termination Due to Disability ($)

Mr. Santana	Continuation Agreement
	Cash Severance Payment	7,700,000	11,550,000	0	0	0	0
	Benefits Payment[2]	49,167	73,751	0	0	0	0
	Prorated Annual Bonus[6]	4,724,580	4,724,580	0	0	4,724,580	4,724,580
	Transition Payment	100,000	100,000	0	0	0	0
	Equity Awards[3]
	Performance Shares	80,653,091	80,653,091	80,653,091	0	80,653,091	80,653,091
	Restricted Stock	18,302,040	18,302,040	18,302,040	0	18,302,040	18,302,040
	Options	0	0	0	0	0	0

Mr. Olin	Continuation Agreement
	Cash Severance Payment	1,682,308	3,240,000	0	0	0	0
	Benefits Payment[2]	22,052	44,103	0	0	0	0
	Prorated Annual Bonus[6]	1,562,004	1,562,004	0	0	1,562,004	1,562,004
	Transition Payment	50,000	50,000	0	0	0	0
	Equity Awards[3]
	Performance Shares	11,926,363	17,453,467	17,453,467	0	17,453,467	17,453,467
	Restricted Stock	1,635,894	3,799,946	3,799,946	0	3,799,946	3,799,946
	Options	0	0	0	0	0	0

Mr. DeNinno	Continuation Agreement
	Cash Severance Payment	1,586,250	2,820,000	0	0	0	0
	Benefits Payment[2]	25,194	50,388	0	0	0	0
	Prorated Annual Bonus[6]	1,359,522	1,359,522	0	1,359,522	1,359,522	1,359,522
	Transition Payment	50,000	50,000	0	0	0	0
	Equity Awards[3]
	Performance Shares	9,882,833	9,882,833	9,882,833	9,882,833	9,882,833	9,882,833
	Restricted Stock	2,201,351	2,201,351	2,201,351	2,201,351	2,201,351	2,201,351
	Options	0	0	0	0	0	0

2026 Proxy Statement	/	59

Executive Compensation Tables	Table of Contents

	Type of Payment or Benefit	Involuntary Termination w/o Cause or Resignation for Good Reason ($)[4]	Termination Within Two Years of a Change in Control ($)	Change in Control (no termination) ($)[5]	Termination Due to Retirement ($)	Termination Due to Death ($)	Termination Due to Disability ($)

Mr. Schweitzer	Continuation Agreement
	Cash Severance Payment	1,671,209	2,849,274	0	0	0	0
	Benefits Payment[2]	0	0	0	0	0	0
	Prorated Annual Bonus[6]	1,373,635	1,373,635	0	0	1,373,635	1,373,635
	Transition Payment	50,000	50,000	0	0	0	0
	Equity Awards[3]
	Performance Shares	7,927,954	10,972,981	10,972,981	0	10,972,981	10,972,981
	Restricted Stock	839,974	2,019,878	2,019,878	0	2,019,878	2,019,878
	Options	0	0	0	0	0	0

Mr. Gebhardt	Continuation Agreement
	Cash Severance Payment	1,393,942	2,660,000	0	0	0	0
	Benefits Payment[2]	25,774	51,549	0	0	0	0
	Prorated Annual Bonus[6]	1,282,386	1,282,386	0	1,282,386	1,282,386	1,282,386
	Transition Payment	50,000	50,000	0	0	0	0
	Equity Awards[3]
	Performance Shares	7,044,134	7,044,134	7,044,134	7,044,134	7,044,134	7,044,134
	Restricted Stock	1,603,116	1,603,116	1,603,116	1,603,116	1,603,116	1,603,116
	Options	0	0	0	0	0	0
(1)The table assumes the event (termination, death, disability, CIC) occurs as of December 31, 2025, and a stock price of $215.27.
(2)The Benefits Payment represents: for Mr. Santana, the full cost of all medical, dental, vision, disability and life insurance benefits; for all other NEOs, the employer provided cost for medical, dental and vision.
(3)The Performance Awards reflect unvested awards for the performance period: 2023-2025, 2024-2026, and 2025-2027. The value included for the 2023-2025 Performance Awards reflect settlement at 193.7% of target. The 2024-2026 and 2025-2027 awards are assumed to settle at maximum payout of 200%. The Restricted Stock and Options reflect unvested awards as summarized in the Outstanding Equity Awards section.
(4)The value of Equity Awards for termination without cause and resignation for good reason assume accelerated vesting as of December 31, 2025, however the final settlement is not accelerated and occurs according to the timing in the award agreements.
(5)Amounts in this column assume a change in control occurs and that equity awards have not been assumed or replaced by the buyer.
(6)The Prorated Annual Bonus reflects the actual bonus amounts earned for 2025 and paid in March 2026.

60	/	2026 Proxy Statement

CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of SEC Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Mr. Santana, our Chief Executive Officer.
For 2025, our last completed fiscal year:
•the annual total compensation of our median employee of our company (other than our CEO) was $51,471; and
•the annual total compensation of our CEO, as reported in the Summary Compensation Table presented on page 52, was $26,181,461.
Based on this information, for 2025, the ratio of the annual total compensation of Mr. Santana, our Chief Executive Officer, to the median of the annual total compensation of all employees was approximately 509 to 1.
To identify the median employee among all of our employees (excluding the CEO), as well as to determine the annual total compensation of the “median employee” for this purpose, the methodology and the material assumptions, adjustments, and estimates that we used were as follows:
•We selected December 31, 2025, as the date upon which we would identify the median employee.
•We determined that, as of December 31, 2025, our employee population for pay ratio disclosure purposes consisted of approximately 28,564 individuals (excluding contingent workers and 1,458 individuals who became our employees as the result of the Continental Railworks Technology I Inc., Dotnetix Proprietary Limited and Dotnetix SA Proprietary Limited, Evident's Inspection Technologies Division, and Frauscher Sensor Technology Group GmbH acquisitions that closed in 2025). We did not use any statistical sampling techniques.
•To identify the median employee from our employee population, we used total target cash compensation reflected in our payroll records for those employees.
•In making these determinations, we annualized the compensation of all permanent employees who were hired in 2025 but did not work for us or our consolidated subsidiaries for the entire fiscal year. We did not make any cost-of-living adjustments in identifying the median employee.
•With respect to the annual total compensation of the median employee, we identified and calculated the elements of such employee’s compensation for 2025 in accordance with the requirements of Item 402I(2)(x) of SEC Regulation S-K, resulting in annual total compensation of $51,471.
•We did not otherwise adjust or annualize the median employee’s or the CEO’s compensation for purposes of determining the pay ratio noted above.
The CEO pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on the methodologies and assumptions described above. SEC rules for identifying the median employee and determining the CEO pay ratio permit companies to employ a wide range of methodologies, estimates and assumptions. As a result, the CEO pay ratios reported by other companies, which may have employed other permitted methodologies or assumptions and which may have a significantly different work force structure from ours, are likely not comparable to our CEO pay ratio.

2026 Proxy Statement	/	61

Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. For further information about our approach to rewarding our NEOs in a “pay for performance” manner for accomplishment of pre-defined business goals and objectives, refer to the Compensation Discussion and Analysis section of this Proxy Statement.
2025 Pay Versus Performance Table

Year	Summary Compensation Table Total for PEO[1] ($)	Compensation Actually Paid to PEO[2] ($)	Average Summary Compensation Table Total for Non-PEO NEOs[3] ($)	Average Compensation Actually Paid to Non-PEO NEOs[4] ($)	Value of Initial Fixed $100 Investment Based On:		Net Income ($ millions)[7]	EPS[8] ($)
					Total Shareholder Return[5] ($)	2025 Peer Group Total Shareholder Return[6] ($)

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2025	26,181,461	45,529,360	4,708,780	7,329,519	300	179	1,170	9.16
2024	20,974,319	63,012,160	4,742,181	10,119,401	251	193	1,056	7.56
2023	15,493,240	26,664,494	3,457,624	5,595,542	167	159	815	5.92
2022	11,685,472	14,962,045	2,629,586	3,049,535	131	135	633	4.86
2021	11,027,238	15,961,883	3,806,454	3,565,170	120	150	558	4.26
(1)The dollar amounts reported in column (b) are the amounts of total compensation reported for Rafael Santana (our Principal Executive Officer ”PEO“) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation—Executive Compensation Tables—Summary Compensation Table.”
(2)The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Mr. Santana, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Santana during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Santana’s total compensation for the most recent fiscal year to determine the compensation actually paid (see our prior proxy statements for adjustments made for prior years in the table above):

Year	Reported Summary Compensation Table Total for PEO ($)	Reported Value of Equity Awards[a] ($)	Equity Award Adjustment[b] ($)	Compensation Actually Paid to PEO ($)

2025	26,181,461	(20,027,022)	39,374,921	45,529,360
(a)The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” column in the Summary Compensation Table for the most recent fiscal year.

62	/	2026 Proxy Statement

Table of Contents	Pay Versus Performance
(b)The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments for the most recent fiscal year are as follows:

Year	Year End Fair Value of Equity Awards Granted During the Covered Year ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)

2025	30,584,358	7,997,979	—	708,535	—	84,049	39,374,921
(3)The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s named executive officers (NEOs) as a group (excluding Mr. Santana, who has served as our CEO since July 2019) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs (excluding Mr. Santana) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2025, John Olin, David L. DeNinno, Pascal Schweitzer, and Eric Gebhardt; (ii) for 2024, John Olin, David L. DeNinno, Pascal Schweitzer, and Nicole Theophilus; (iii) for 2023, John Olin, David L. DeNinno, Pascal Schweitzer, and Eric Gebhardt; (iv) for 2022, John Olin, David L. DeNinno, Pascal Schweitzer, and Eric Gebhardt, and (v) for 2021, John Olin, David L. DeNinno, Pascal Schweitzer, Eric Gebhardt, Patrick D. Dugan.
(4)The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the NEOs as a group (excluding Mr. Santana), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding Mr. Santana) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the NEOs as a group (excluding Mr. Santana) for the most recent fiscal year to determine the compensation actually paid, using the same methodology described above in Note 2:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs ($)	Average Reported Value of Equity Awards ($)	Average Equity Award Adjustments[a] ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)

2025	4,708,780	(2,454,014)	5,074,754	7,329,519
(a)The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Average Year End Fair Value of Equity Awards Granted During the Covered Year[a] ($)	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Average Equity Award Adjustments ($)

2025	3,747,679	1,207,049	—	111,001	—	9,025	5,074,754
(5)Cumulative TSR for the Company is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period based on a deemed fixed investment of $100 at the beginning of such period.
(6)Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The 2025 Peer Group is the same as the 2024 Peer Group. The peer group used for this purpose is our peer group of manufacturing companies which consists of the following publicly traded companies: AGCO, AMETEK, CSX, Dover, Eaton Corporation, Emerson Electric, Illinois Tool Works, Ingersoll-Rand, Jacobs Solutions, Norfolk Southern, Oshkosh, Parker-Hannifin Corporation, Rockwell Automation, Snap-On Inc, Stanley Black & Decker, Textron, Timken Company, Transdigm Group, and Xylem.
(7)The dollar amounts reported in this column represent the amount of net income reflected in the Company’s audited financial statements for the applicable fiscal year.
(8)EPS means our “adjusted earnings per diluted share” calculated as U.S. GAAP earnings per diluted share, adjusted for non-cash amortization expense and certain restructuring costs. This is a non-GAAP financial measure. See page A-1 for a reconciliation to the most directly comparable financial measure calculated under GAAP.

2026 Proxy Statement	/	63

Pay Versus Performance	Table of Contents
Most Important Performance Measures for 2025
As described in greater detail in the Compensation Discussion and Analysis, the Company’s executive compensation program includes linking pay of our NEOs to Company, business unit and individual performance as a key objective. The metrics that the Company uses for both our annual cash incentive awards and for performance units that are part of our long-term incentive compensation awards are selected based on an objective of incentivizing our NEOs to increase the value of our enterprise for our long-term stockholders.
For 2025, the most important financial performance measures used by the Company to link executive compensation actually paid to the NEOs, for the most recently completed fiscal year, to the Company’s performance are as follows:

EPS	EBIT Margin %	Return on Invested Capital
Annual and Cumulative Cash Conversion	Cash from Operating Activities	Relative TSR
Relationship of Compensation Actually Paid to Certain Measures
As described in more detail in the Compensation Discussion and Analysis, the Company’s executive compensation program reflects a variable pay-for-performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the 2025 Pay Versus Performance Table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the 2025 Pay Versus Performance Table.
We believe the table above shows the alignment between compensation actually paid to the NEOs and the Company’s performance, consistent with our compensation philosophy as described in our Compensation Discussion and Analysis. Specifically, a large portion of the NEOs’ compensation is tied to the value of our stock and, as such, the CEO and non-CEO “compensation actually paid” each year was generally aligned with our TSR performance. The charts below show, for the past five years, the relationship of the Company’s TSR relative to its peers as well as the relationship between the CEO and average non-CEO “compensation actually paid” and (i) the Company’s TSR and the Company’s Peer Group’s TSR; (ii) the Company’s net income; and (iii) EPS.

64	/	2026 Proxy Statement

Table of Contents	Pay Versus Performance

COMPENSATION ACTUALLY PAID VS. NET INCOME
Compensation Actually Paid (In Millions)
Net Income (In Millions)
0
5
10
15
20
25
30
35
40
45
50
55
60
65
70
0
100
200
300
400
500
600
700
800
900
1,000
1,100
1,200
1,300
2021
2022
2023
2024
2025
PEO
Average for Non-PEO NEOs
Net income

COMPENSATION ACTUALLY PAID VS. EPS
Compensation Actually Paid (In Millions)
70
65
60
55
50
45
40
35
30
25
20
15
10
5
0
10.00
9.00
8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
EPS
2021
2022
2023
2024
2025
PEO
Average for Non-PEO NEOs
EPS

2026 Proxy Statement	/	65

Proposal 3	Ratify Independent Registered Public Accounting Firm
The Audit Committee has appointed Ernst & Young LLP as the independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2026. Although you are not required to ratify this appointment, we ask that you do. If you do not, the Audit Committee will take the vote into consideration when determining whether or not to retain Ernst & Young LLP. Ernst & Young LLP served as our independent registered public accounting firm for the fiscal year ended December 31, 2025 and has served as the Company’s independent registered public accounting firm since 2002. Even if the selection of Ernst & Young LLP is ratified by stockholders, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.
A representative of Ernst & Young LLP is expected to be present at the Annual Meeting to answer appropriate questions and make a statement if the representative so desires.
Vote Required
This proposal will be adopted if a majority of the shares present in person or by proxy and entitled to vote thereon vote “for” the proposal. Because the total shares voted “for,” “against,” or “abstain” are counted to determine the minimum votes required for approval, if you abstain from voting, it has the same legal effect as if you vote against this proposal. In the absence of timely directions, your broker will have discretion to vote your shares on this sole “routine” matter, and, because this proposal is considered a routine matter, we do not expect to have broker non-votes with respect to this proposal.

✓	The Board recommends you vote FOR this proposal.

66	/	2026 Proxy Statement

Audit Matters
Fees to the Independent Registered Public Accounting Firm
The following table shows the aggregate fees for services provided by Ernst & Young LLP for the fiscal years ended December 31, 2025 and December 31, 2024:

	2025	2024
Audit Fees	$9,609,002	$8,468,779
Audit-Related Fees	$61,869	$2,341,627
Tax Fees	$748,785	$2,312,453
All Other Fees	$0	$0
Total Fees	$10,419,656	$13,122,859
Audit Fees
Audit fees include fees for audit services in connection with Wabtec’s annual financial statements, including the audit of internal control over financial reporting, the reviews of Wabtec’s quarterly reports on Form 10-Q, comfort letters, consents, and other services relating to SEC filings and statutory audits required internationally.
Audit-Related Fees
Audit-related fees include fees for services performed within the respective year primarily related to due diligence in connection with mergers and acquisitions, non-financial statement audits, and agreed-upon procedures.
Tax Fees
Tax fees include fees for services related to tax compliance, including tax return preparation, tax advice and tax planning.
All Other Fees
This category includes the aggregate fees billed for products and services provided by the independent accountants that are not reported above under “Audit Fees,” “Audit-Related Fees,” or “Tax Fees.” The Audit Committee considered the compatibility of the non-audit-related services provided by and fees paid to Ernst & Young LLP in 2025 and determined that such services and fees are compatible with the independence of Ernst & Young LLP.
Audit Committee Pre-Approval Policies and Procedures
The Audit Committee is responsible for the appointment, compensation and oversight of the work of the independent registered public accounting firm. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent registered public accounting firm to assure that the provision of such services does not impair the independent registered public accounting firm’s independence.
The annual audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. All other permitted services, including those described under “Fees to the Independent Registered Public Accounting Firm” above are also pre-approved by the Audit Committee.
The Audit Committee has delegated its pre-approval authority to its Chair if the fee to be approved does not exceed $500,000 as well as adjustments to any general pre-approval fee threshold up to $50,000. All services provided by Ernst & Young LLP for fiscal year 2025 were pre-approved by the Audit Committee.

2026 Proxy Statement	/	67

Audit Committee Report
The Audit Committee is responsible for reviewing Wabtec’s financial reporting process on behalf of the Board of Directors. Management of the Company has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In the performance of our oversight function, we meet with management periodically to consider the adequacy of the Company’s internal controls and the objectivity of its financial reporting. We meet privately with the independent registered public accountants, who have unrestricted access to the Audit Committee. Specifically, we have reviewed and discussed with management and the independent registered public accountants the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2025.
We have also discussed with the independent registered public accountants the matters required to be discussed by Auditing Standard 1301 (previously AS No. 16), Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board and as required by the applicable rules of the SEC.
Furthermore, we have received and reviewed the written disclosures and the letter from the independent registered public accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence and have discussed with the independent registered public accountants their independence.
Based on the review and discussions referred to above, we recommended to the Board of Directors that Wabtec’s audited financial statements, as of and for the fiscal year ended December 31, 2025, be included in the Company’s Annual Report on Form 10-K, for the year ended December 31, 2025, to be filed with the SEC.
Respectfully submitted,
The Audit Committee

Linda Harty (Chair)
Brian P. Hehir
Beverley Babcock
Byron Foster
Juan Perez

68	/	2026 Proxy Statement

Common Stock Ownership
Director and Executive Officer Stock Ownership
Under the proxy rules of the SEC, a person beneficially owns Wabtec common stock if the person has the power to vote or dispose of the shares, or if such power may be acquired, by exercising options or otherwise, within 60 days. The table below shows the number of shares of Wabtec common stock beneficially owned as of January 31, 2026 by our directors, nominees for director, Chief Executive Officer, Chief Financial Officer and the other named executive officers, and the directors and executive officers as a group. Each person has sole voting power and sole dispositive power with respect to the shares listed unless indicated otherwise. No directors or executive officers have pledged shares of Wabtec common stock.

Named Executive Officer	Shares Owned	Percent of Class

Rafael Santana	120,547[1]	*
John Olin	57,405[1]	*
David L. DeNinno	73,435[1,2]	*
Pascal Schweitzer	22,054[2]	*
Eric Gebhardt	21,972[1,2]	*
Director/Nominee	Shares Owned	Percent of Class
Beverley A. Babcock	3,975[1,4]	*
Lee C. Banks	12,833[1]	*
Byron S. Foster	7,454[1]	*
Linda A. Harty	11,717[1]	*
Brian P. Hehir	24,841[1,3]	*
Ann R. Klee	11,809[1]	*
Albert J. Neupaver	605,402[1]	*
Juan Perez	1,246[1]	*
Directors and Executive Officers as a Group (22 persons)	974,690	*
*Less than 1%. Note that all Percent of Class calculations are based on the issued and outstanding shares of Wabtec common stock as of the March 16, 2026 record date.
(1)Includes restricted shares as follows: Mr. Santana – 85,019; Mr. Olin – 17,652; Mr. DeNinno – 10,226; and Mr. Gebhardt –7,447. Each non employee director held 953 restricted shares, and all directors and executive officers as a group – 169,021. The restricted stockholders have sole voting power with respect to the restricted shares but do not have sole or shared dispositive power until the restricted shares vest.
(2)Includes options that are exercisable on or within 60 days of January 31, 2026 as follows: Mr. DeNinno – 22,983 Mr. Schweitzer – 7,716; Mr. Gebhardt 3,275; and all directors and executive officers as a group – 45,330.
(3)Includes 20,641 shares owned by Mr. Hehir. Also includes 4,200 shares held by the Brian P. Hehir and Janet S. Hehir Foundation for which Mr. Hehir serves as a trustee.
(4)Does not include 1,550 shares which have been deferred.

2026 Proxy Statement	/	69

Common Stock Ownership	Table of Contents
Security Ownership of Certain Beneficial Owners
The following table shows stockholders who are known to Wabtec to be beneficial owners of more than 5% of Wabtec’s common stock as of March 16, 2026.

Name and Address of Beneficial Owner	Beneficial Ownership[1]	Percentage of Class[2]

The Vanguard Group[3] 100 Vanguard Boulevard Malvern, PA 19355	20,014,239	11.8%

FMR LLC[4] 245 Summer Street Boston, Massachusetts 02210	17,365,916	10.2%

BlackRock, Inc.[5] 50 Hudson Yards New York, NY 10001	12,143,715	7.1%

(1)Under SEC regulations, a person who has or shares voting or investment power with respect to a security is considered a beneficial owner of the security. Voting power is the power to vote or direct the voting of shares, and investment power is the power to dispose of or direct the disposition of shares. Unless otherwise indicated in the other footnotes below, each person has sole voting power and sole investment power as to all shares listed opposite such person’s name.
(2)Note that all Percent of Class calculations are based on the issued and outstanding shares of Wabtec common stock as of the March 16, 2026 record date.
(3)Based solely upon the prior Schedule 13G/A filed February 13, 2024. The Vanguard Group reported in that filing that it has sole dispositive power with respect to 19,258,382 shares, shared dispositive power with respect to 755,857 shares, and shared voting power with respect to 224,923 shares, and sole voting power with respect to zero shares. According to the most recent Schedule 13G/A filed by The Vanguard Group with the SEC on March 27, 2026, The Vanguard Group reported that it beneficially owns 0.0% as of March 13, 2026 following an internal reorganization pursuant to which The Vanguard Group’s beneficial ownership has been disaggregated. In the March 27, 2026 Schedule 13G/A, The Vanguard Group noted that certain subsidiaries or business divisions of subsidiaries of The Vanguard Group that formerly had, or were deemed to have, beneficial ownership with The Vanguard Group, will report beneficial ownership separately (on a disaggregated basis) from The Vanguard Group.
(4)Based solely upon the Schedule 13G/A filed November 7, 2025, FMR LLC has sole dispositive power with respect to 17,365,916 shares, sole voting power with respect to 14,337,173 shares and shared voting or dispositive power with respect to zero shares.
(5)Based solely upon the Schedule 13G/A filed April 17, 2025, BlackRock, Inc. has sole dispositive power with respect to 12,143,715 shares, sole voting power with respect to 10,910,904 shares and shared voting or dispositive power with respect to zero shares.

70	/	2026 Proxy Statement

Questions and Answers Relating to the Annual Meeting
We have provided you this booklet and proxy materials on or about March 31, 2026 because the Board of Directors of the Company is soliciting your proxy to vote at the Company’s 2026 Annual Meeting of stockholders.
Who is entitled to vote?
Holders of our common stock as of the close of business on March 16, 2026, the record date for this Annual Meeting (the “Record Date”), may vote at the Annual Meeting. As of the Record Date, there were 170,171,898 shares of our common stock outstanding. Stockholders are not permitted to cumulate votes with respect to the election of directors. Each share of common stock is entitled to one vote for each director nominee and on each proposal.
Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, you are considered a “registered stockholder” with respect to those shares and the Notice was provided to you directly by us. As the registered stockholder, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote live at the Annual Meeting.
Beneficial Owners. If you hold shares of our common stock in a brokerage account or by a bank or other nominee, you are considered to be the “beneficial owner” of shares that are held in “street name,” and the Notice was forwarded to you by your broker or nominee, who is considered the registered stockholder with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock live at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. If you request a printed copy of our proxy materials by mail, your broker, bank or other nominee will provide a voting instruction form for you to use.
What do I need to be able to attend the Annual Meeting online?
We will be hosting our Annual Meeting via live webcast only. Any stockholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/WAB2026. The webcast will open at 12 p.m. Eastern Time on May 12, 2026, and the meeting will start shortly thereafter at 12 p.m. Eastern Time. Stockholders may vote and ask questions while attending the Annual Meeting online. In order to be able to attend the Annual Meeting, you will need the 16-digit control number, which is located on your Notice or proxy card (if you received a printed copy of the proxy materials).
How many votes are needed for approval of each proposal?
Proposal 1: As required by Wabtec’s amended and restated bylaws, each director is to be elected by a majority of votes cast with respect to that director’s election. Each stockholder will have one vote per share to vote for each Director nominee.
Proposal 2: The approval of Proposal 2 requires a favorable vote of a majority of the shares present and entitled to vote on the Proposal.
Proposal 3: The approval of Proposal 3 requires a favorable vote of a majority of the shares present and entitled to vote on the Proposal.
Approval of any other matter that properly comes before the Annual Meeting requires the favorable vote of a majority of shares present and entitled to vote on the matter unless the matter requires more than a majority vote under statute or our amended and restated bylaws. We do not expect any business to come before the Annual Meeting other than the proposals described in this Proxy Statement.
Abstentions and broker non-votes are not counted for purposes of the election of directors. For all other matters, an abstention will have the same effect as a vote against the proposal.
If your shares are held by a broker, the broker will ask you how you want your shares to be voted. If you give the broker instructions, your shares will be voted as you direct. If you do not give instructions, one of two things can happen, depending on the type of proposal. For the ratification of the independent auditor (Proposal 3), the broker may vote your shares in its discretion. For all other proposals, the broker may not vote your shares at all if you do not give instructions, and such broker non-votes will have no effect on the outcome of the vote with respect to such proposals.

2026 Proxy Statement	/	71

Questions and Answers Relating to the Annual Meeting	Table of Contents
What is the quorum requirement?
A quorum is the minimum number of shares required to be present at the Annual Meeting to properly hold an annual meeting of stockholders and conduct business under our amended and restated bylaws and Delaware law. The presence, in person at the virtual meeting or by proxy, of a majority of the issued and outstanding shares of our common stock entitled to vote on the Record Date will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum. As of the Record Date, March 16, 2026, we had 170,171,898 shares outstanding.
How do I vote?
If you are a registered stockholder, there are four ways to vote:

(1)
By Internet (Before the Annual Meeting): You may vote over the Internet at www.proxyvote.com, 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on May 11, 2026 or until 11:59 p.m. Eastern Time on May 9, 2026 if you hold your shares in a Plan. You will need the 16-digit control number included on your Notice or proxy card (if you received a printed copy of the proxy materials);

(2)
By Telephone: You may vote by toll-free telephone at 1-800-690-6903, until 11:59 p.m. Eastern Time on May 11, 2026 or until 11:59 p.m. Eastern Time on May 9, 2026 if you hold your shares in a Plan. You will need the 16-digit control number included on your Notice or proxy card (if you received a printed copy of the proxy materials);

(3)
By Mail: If you received printed proxy materials, you may submit your vote by completing, signing and dating each proxy card received and returning it promptly in the postage-paid envelope we have provided. Proxies submitted by U.S. mail must be received before the start of the Annual Meeting; or

(4)
By Internet (During the Annual Meeting): You may vote during the Annual Meeting by going to www.virtualshareholdermeeting.com/WAB2026. You will need the 16-digit control number included on your Notice or proxy card (if you received a printed copy of the proxy materials). If you previously voted via the Internet (or by telephone or mail), you will not limit your right to vote online at the Annual Meeting.

If you are a beneficial owner, please follow the instructions from your broker, bank or other nominee to vote by Internet, telephone or mail. Beneficial owners may not vote via the Internet at the Annual Meeting unless they receive a legal proxy from their respective brokers, banks or other nominees.
Can I change my vote?
Yes. If you are a registered stockholder, you can change your vote or revoke your proxy any time before the Annual Meeting by:
•notifying our Corporate Secretary, in writing, at Wabtec Corporation, 30 Isabella Street, Pittsburgh, PA 15212;
•voting again using the telephone or Internet before 11:59 p.m. Eastern Time on May 11, 2026 or before 11:59 p.m. Eastern Time on May 9, 2026 if you hold your shares in a Plan (your latest telephone or Internet proxy is the one that will be counted); or
•attending the virtual Annual Meeting and voting with the ballot provided in the virtual meeting portal. Simply logging into the Annual Meeting online will not, by itself, revoke your proxy.
If you are a beneficial owner, you may revoke any prior voting instructions by contacting your broker, bank or nominee.
What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our Board. Mr. Neupaver, Mr. Santana and Mr. DeNinno have been designated as proxy holders by our Board. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board as described above. If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned, the proxy holders can vote the shares on the new Annual Meeting date as well, unless you have properly revoked your proxy instructions, as described above.

72	/	2026 Proxy Statement

Table of Contents	Questions and Answers Relating to the Annual Meeting
What is the effect of abstentions and broker non-votes?
A “broker non-vote” occurs where a broker has not received voting instructions from the beneficial owner and for which the broker does not have discretionary power to vote on a particular matter. Brokerage firms and other intermediaries holding shares of our common stock in street name for their customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on our sole “routine” matter, the proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026. Absent direction from you, your broker will not have discretion to vote on Proposal 1 (election of directors) or Proposal 2 (Say-On-Pay Advisory Vote), which are “non-routine” matters.
Abstentions and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum.
With regards to Proposal 1 (election of directors), abstentions and broker non-votes are not considered votes cast and will have no effect on the outcome of the vote.
For Proposal 2 and Proposal 3, an abstention will have the same effect as a vote against each proposal. For Proposal 2, broker non-votes will have no effect on the outcome of the vote with respect to this proposal. Proposal 3 is considered a routine matter and, as a result, we do not expect to have broker non-votes with respect to this proposal.
Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?
In accordance with SEC rules, we have elected to furnish our proxy materials, including this Proxy Statement and our 2025 Annual Report, primarily via the Internet. On March 31, 2026, we mailed to our stockholders a Notice that contains instructions on how to access our proxy materials on the Internet, how to vote at the meeting and how to request printed copies of the proxy materials and 2025 Annual Report. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials on the Internet to help reduce the environmental impact and cost of our annual meetings of stockholders.
Where can I find the voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we will provide preliminary voting results in the Current Report on Form 8-K and will provide the final results in an amendment to the Current Report on Form 8-K as soon as they become available.
Why is the Annual Meeting being held virtually?
The Annual Meeting will be held entirely online this year. We have embraced the latest technology to provide ease of access, real-time communication and cost savings for our stockholders and our Company. Hosting a virtual meeting provides easy access for our stockholders and facilitates participation because stockholders can participate from any location around the world.
How are proxies solicited for the Annual Meeting?
Our Board is soliciting proxies for use at the Annual Meeting. All expenses associated with this solicitation will be borne by us. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker, bank or other nominee holds shares of our common stock on your behalf. In addition, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Our directors and employees will not be paid any additional compensation for soliciting proxies.

2026 Proxy Statement	/	73

Questions and Answers Relating to the Annual Meeting	Table of Contents
How does the Board recommend that you vote your shares?
The Board recommends that you vote:

FOR PROPOSAL 1	ELECTION OF RAFAEL SANTANA, LEE C. BANKS, AND BYRON S. FOSTER
FOR PROPOSAL 2	APPROVAL OF AN ADVISORY (NON-BINDING) RESOLUTION TO APPROVE THE 2025 NAMED EXECUTIVE OFFICER COMPENSATION
FOR PROPOSAL 3	RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2026 FISCAL YEAR
Householding
The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for Notices and other proxy materials with respect to two or more stockholders sharing the same address by delivering a single Notice and set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single copy of our Notice and proxy materials to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once stockholders have received notice from their broker or us that materials will be sent in the householding manner to the stockholder’s address, householding will continue until we or the broker are otherwise notified or until the stockholder revokes such consent. If, at any time, (i) stockholders sharing an address and receiving multiple copies of our Notice and other proxy materials wish to opt in to householding and receive a single copy of our proxy materials or (ii) stockholders no longer wish to participate in householding and would prefer to receive a separate Notice or other proxy materials in the future, they should notify their broker if shares are held in a brokerage account; if holding registered shares, they should call (866) 540-7095 or write to the following address: 51 Mercedes Way, Edgewood, NY 11717.
Any beneficial owner who has received a single copy of a Notice or other proxy materials at a shared address can request to receive a separate copy of such materials for this 2026 Annual Meeting by written or oral request and we will promptly deliver a separate copy in the format requested. To receive separate copies of those materials for this or for future meetings, please request by telephone, internet, e-mail or mail by following the instructions found on the Notice that you have received or by making your request in writing to your broker or to us, as appropriate.
Other Business
We do not expect any business to come before the Annual Meeting other than the proposals described in this Proxy Statement. If other business is properly raised, your proxy authorizes its holder to vote according to their best judgment.
Expenses of Solicitation
Officers and employees may solicit proxies in person by telephone or facsimile. Wabtec pays no costs for proxy solicitation to any third party. Wabtec will pay approximately $50,000 to Broadridge Financial Solutions, Inc. (exclusive of mailing fees) for sending the Notice, providing the Internet site for our proxy materials and providing proxy materials to any stockholder who requests them. We will also reimburse other nominees, custodians or fiduciaries who forward these materials to stockholders for their reasonable expenses in doing so.
How to Submit Stockholder Proposals and Nominations for Next Year?
Under our amended and restated bylaws and the SEC’s rules, stockholders must follow certain prescribed procedures to introduce an item of business or nominate a director for election at an annual meeting of the Company.
Stockholder Proposals
To be included in the Company’s Proxy Statement for the 2027 annual meeting, stockholder proposals (other than with respect to Director Nominations, which are discussed below) must be submitted by December 1, 2026. Only proposals submitted on time and otherwise in compliance with Rule 14a-8 under the Exchange Act may be eligible for inclusion in our Proxy Statement.

74	/	2026 Proxy Statement

Table of Contents	Questions and Answers Relating to the Annual Meeting
Our amended and restated bylaws establish an advance notice procedure for stockholders who wish to present a proposal at an annual meeting but who do not intend for the proposal to be included in our proxy materials. These advance notice bylaws require that notice of business to be properly brought before the 2027 Annual Meeting of stockholders must be delivered to the Secretary of Wabtec no later than the 60th day and no earlier than the 90th day prior to the first anniversary of the previous year’s annual meeting proxy statement (January 30, 2027 and December 31, 2026, respectively). Only matters for which we receive timely notice and in accordance with our amended and restated bylaws may be brought before the 2027 Annual Meeting.
Director Nominations
The Governance Committee will consider director nominees recommended by stockholders. Stockholders wishing to recommend a director candidate for consideration by the Governance Committee can do so by writing the Secretary of Wabtec at 30 Isabella Street, Pittsburgh, PA 15212 and providing the information required under our amended and restated bylaws, including, but not limited to the candidate’s name, biographical data and qualifications. Any such recommendation should be accompanied by a written statement from the individual of their consent to be named as a candidate and, if nominated and elected, to serve as a director. No candidates for Board membership have been put forward by stockholders for election at the 2026 Annual Meeting of stockholders.
Our amended and restated bylaws provide procedures by which stockholders may propose director nominees. Any nominee must meet the qualification standards listed in our amended and restated bylaws.
Nominations pursuant to our advance notice bylaws
Our amended and restated bylaws establish an advance notice procedure for stockholders who wish to nominate directors at an annual meeting but who do not intend for the proposal to be included in our proxy materials. These advance notice bylaws require that for a stockholder to recommend a director nominee, notice in writing must be delivered to the Secretary of Wabtec no later than the 60th day and no earlier than the 90th day prior to the first anniversary of the previous year’s annual meeting proxy statement (January 30, 2027 and December 31, 2026, respectively).
Nominations pursuant to our proxy access provisions
Our amended and restated bylaws include proxy access provisions that also permit a stockholder, or a group of up to 20 stockholders, that has owned at least three percent of our outstanding Common Stock continuously for at least three years to nominate and include in our proxy statement candidates for our Board, subject to certain requirements set forth in our amended and restated bylaws. Pursuant to the proxy access provisions, each such stockholder, or group of stockholders, may nominate candidates for director, up to a limit of the greater of two or 20 percent of the number of directors on the Board.
An eligible stockholder, or eligible group of stockholders, that wants to nominate a candidate for election to the Board pursuant to the proxy access provisions of our amended and restated bylaws must follow the procedures stated in Article II, Section 10 of our amended and restated bylaws. These procedures include the requirement that your nomination must be delivered to Wabtec’s Secretary not later than the close of business on the 120th day or earlier than the close of business on the 150th day prior to the first anniversary of the date on which this definitive proxy statement is first released to the Company’s stockholders (December 1, 2026 and November 1, 2026 respectively).
Compliance with Universal Proxy Rules for Director Nominations – Exchange Act Rule 14a-19
In addition to satisfying the foregoing requirements under amended and restated bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Wabtec’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act (including a statement that such stockholder intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote on the election of directors in support of director nominees other than Wabtec’s nominees), which notice must be postmarked or transmitted electronically to Wabtec at its principal executive offices no later than 60 calendar days prior to the anniversary date of the 2026 Annual Meeting (for the 2027 Annual Meeting, no later than March 15, 2027).
Stockholders are urged to review all applicable rules and consult legal counsel before submitting a nomination or proposal to Wabtec.

2026 Proxy Statement	/	75

Appendix
Set forth below is the calculation of the non-GAAP performance measures included in this proxy statement. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec’s reported results prepared in accordance with GAAP. Non-GAAP financial measures have inherent material limitations as performance measures because they add back certain expenses incurred by us to GAAP financial measures, resulting in those expenses not being taken into account in the applicable non-GAAP financial measure. Because not all companies use identical calculations, our presentation of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies.
Wabtec Corporation Reconciliation of Reported Results to Adjusted Results

2025 Actual Results
($ in millions, except per share)	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net income	EPS

Reported Results	$11,167	$3,806	$(2,013)	$1,793	$(201)	$(409)	$1,183	$(13)	$1,170	$6.83
Restructuring and Portfolio Optimization costs	—	12	64	76	—	1	77	—	77	$0.45
Inventory Purchase Accounting Charge	—	53	—	53	—	(13)	40	—	40	$0.23
Transaction costs	—	—	49	49	(19)	(4)	26	—	26	$0.15
Non-cash Amortization expense	—	—	296	296	—	(72)	224	—	224	$1.31
Adjusted Results	$11,167	$3,871	$(1,604)	$2,267	$(220)	$(497)	$1,550	$(13)	$1,537	$8.97
Fully Diluted Shares Outstanding (in millions)										171.1
Reported EBIT Margin										16.1%
Adjusted Operating Margin										20.3%

A-1	/	2026 Proxy Statement

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 11, 2026 for shares held directly and by 11:59 p.m. Eastern Time on May 9, 2026 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/WAB2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 11, 2026 for shares held directly and by 11:59 p.m. Eastern Time on May 9, 2026 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V88326-P47662-Z92209

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

The Board of Directors recommends a vote FOR each nominee in Proposal 1 and FOR Proposals 2 and 3.

		For	Against	Abstain
1.	Elect three directors for a term of three years expiring in 2029.			
	1a. Rafael Santana	☐	☐	☐
	1b. Lee C. Banks	☐	☐	☐
	1c. Byron S. Foster	☐	☐	☐
2.	Approve an advisory (non-binding) resolution to approve the 2025 named executive officer compensation.	☐	☐	☐
3.	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2026 fiscal year.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business if properly raised at the annual meeting or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS.

Please sign exactly as your name(s) appear(s) on the Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
ANNUAL MEETING OF STOCKHOLDERS

Tuesday, May 12, 2026
12:00 p.m. Eastern Time

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of Annual Meeting of Stockholders and Proxy Statement for 2026 and the Annual Report to Stockholders for 2025 are available at www.proxyvote.com.

V88327-P47662-Z92209

Wabtec CORPORATION

proxy

The undersigned stockholder of WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION (the "Company") does hereby appoint Albert J. Neupaver, Rafael Santana and David L. DeNinno, or any one or both of them, with full power of substitution, as proxies of the undersigned to vote at the Annual Meeting of Stockholders of the Company, to be held Tuesday, May 12, 2026 (the "Annual Meeting"), and at all adjournments thereof, all the shares of Common Stock of the Company which the undersigned may be entitled to vote, on the matters set out on the reverse side of this proxy card and described in the Proxy Statement and, at their discretion, on any other business which may properly come before the Annual Meeting.

The undersigned stockholder hereby revokes all previous proxies for the Annual Meeting and acknowledges receipt of the Notice of Internet Availability of Proxy Materials describing how to access or receive paper or e-mail copies of the Notice of Annual Meeting of Stockholders and Proxy Statement for 2026 and the Annual Report to Stockholders for 2025.

If you requested a copy of the proxy materials by mail, you are urged to promptly return this proxy card in the enclosed envelope whether or not you expect to attend the Annual Meeting so that these shares may be voted in accordance with your wishes and in order that the presence of a quorum may be assured at the Annual Meeting.

The shares represented by this proxy card will be voted as directed by the stockholder. If this proxy card is executed but no direction is given, such shares will be voted "FOR" each nominee in Proposal 1 and "FOR" Proposals 2 and 3.

See reverse for voting instructions.